SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934 (Amendment No.                      )

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☐ Definitive Information Statement

MILK BOTTLE CARDS INC.

(Name of Registrant as Specified in Its Charter)

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INFORMATION STATEMENT

NOTICE OF ACTION TO BE TAKEN

WITHOUT A STOCKHOLDER MEETING

Milk Bottle Cards Inc.
127 East 18th Avenue
Vancouver, BC, Canada V5V 1E4
(604) 733-6194

December __, 2007

TO OUR STOCKHOLDERS:

This Information Statement is being mailed on or about December __, 2007, to the holders of record of the common stock, par value $.001 per share (the “Shares” or “our common stock”), of Milk Bottle Cards Inc. (together with any subsidiary, the “Company,” “we,” “our” or “us”) as of December _, 2007 (the “record date”). This Information Statement is being furnished to provide notice with respect to the approval of the following actions by written consent of the holder of a majority of the outstanding shares of our common stock that were entitled to vote on such actions:

1. Approval of an amendment and restatement of our articles of incorporation to (i) authorize a class of blank check preferred stock, par value $.001, consisting of 10,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s board of directors (“Board”) from time to time; (ii) provide for indemnification of our directors, officers, employees, and agents by us; (iii) eliminate any liability of our directors to the extent permitted by the laws of the State of Nevada; (iv) change our name to “ForgeHouse, Inc.;” and (v) decrease the number of our authorized shares of common stock;

2. Approval of our 2007 Incentive Plan; and

3. Election of two (2) additional members to our Board.

You are encouraged to read the attached Information Statement, including the form of Amended and Restated Articles of Incorporation attached as Exhibit A (which contains the amendments contemplated by action 1, above) for further information regarding these actions. In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will be deemed ratified and effective at a date that is at least 20 calendar days after the date this Information Statement has been mailed to our record stockholders. We anticipate this date to occur on or about the close of business on January __, 2008.

Various risk factors relating to our consummation of, or failure to consummate, the actions described in this Information Statement, together with risk factors relating to our proposed operations, are included under the heading “Risk Factors” beginning on page 18 of this Information Statement.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

Atlanta, Georgia
December __, 2007	By order of the Board of Directors

Alexander Man-Kit Ngan, Director

Milk Bottle Cards Inc.
127 East 18th Avenue

Vancouver, BC, Canada V5V 1E4
(604) 733-6194

Information Statement

This Information Statement is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders of our common stock on the record date to provide notice to you of certain actions approved by the written consent of the holder of a majority of the outstanding shares of our common stock. Pursuant to Rule 14c-2 of the Exchange Act, these actions cannot become effective until at least 20 days after the mailing of this Information Statement.

On December __, 2007, the sole member of our board of directors approved the following actions, subject to stockholder approval:

(1) amending and restating our articles of incorporation to (i) authorize a class of blank check preferred stock, par value $.001, consisting of 10,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by our Board from time to time; (ii) provide for our indemnification of our directors, officers, employees, and agents; (iii) eliminate any liability of our directors to the extent permitted by the laws of the State of Nevada; (iv) change our name from “Milk Bottle Cards Inc.” to “ForgeHouse, Inc.”; and (v) decrease the number of our authorized shares of common stock to 100,000,000;

(2) adopting our 2007 Incentive Plan; and

(3) appointing John A. Britchford-Steel and Jose Alonso to our Board.

On December __, 2007, the Company received a written consent in lieu of a meeting of stockholders from a stockholder holding by proxy 34,000,000 shares of our common stock, representing 66.67% of the 52,500,000 outstanding shares of our common stock, which was sufficient to achieve stockholder approval of these actions. These shares are owned of record by Nicole Milkovich, our Chief Executive Officer. Ms. Milkovich granted a limited revocable proxy with respect to these shares to Alexander Man-Kit Ngan, our sole director, to execute the written consent with respect to any act, matter, proposal, or election relating to effecting a change or influencing our control, or in connection with or as a participant in any transaction having such purpose or effect, which requires the vote or other action of the holders of our common stock, as well as with respect to any other disposition of any or all of such shares in any other transaction. ACCORDINGLY, YOUR CONSENT IS NOT REQUIRED AND IS NOT BEING SOLICITED IN CONNECTION WITH THE APPROVAL OF THESE ACTIONS.

The actions described above will become effective no earlier than 20 calendar days after the mailing of this Information Statement to our record stockholders and are expected to take effect concurrently with the closing of an equity exchange (the “Closing”), pursuant to which we will acquire all of the outstanding membership interests of ForgeHouse LLC and complete a private financing transaction (see “Summary of Transactions” below). If the Closing does not occur as contemplated, the actions approved by our majority stockholder may not be effectuated.

Various risk factors relating to our consummation of, or failure to consummate, the actions described in this Information Statement, together with risk factors relating to our proposed operations, are included under the heading “Risk Factors” beginning on page 18.

AMENDMENT TO ARTICLES OF INCORPORATION

… To Authorize a Class of Preferred Stock

Our articles of incorporation do not currently authorize the Company to issue preferred stock. Our Board and majority stockholder have approved an amendment to our articles of incorporation to authorize the issuance of 10,000,000 shares of preferred stock, par value $.001 per share. This amendment is reflected in the form of Amended and Restated Articles of Incorporation, which is attached to this Information Statement as Exhibit A and incorporated herein by reference.

The authorization of our Board to create and issue various series of preferred stock without additional stockholder approval will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment and to use equity, rather than cash, to complete acquisitions. In connection with the Closing, our Board will designate 2,000,000 of these shares as “Series A Convertible Preferred Stock” in connection with the sale and issuance thereof to certain investors in a private financing transaction. See “Equity Exchange and Related Matters - Preferred Financing,” below. As of the date hereof, the Company has no other commitments, arrangements or understandings with respect to the issuance of the preferred stock it is seeking to authorize.

The term “blank check” preferred stock refers to stock for which the designations; preferences; conversion rights; and cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof; are determined by the Board of a company. Upon the effectiveness of the amendment to our articles of incorporation, our Board will be entitled to designate the attributes of up to 10,000,000 shares of preferred stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of our Board, with no further authorization by stockholders required for the creation and issuance thereof. When required by law and in accordance with the provisions of Section 78.195 of the Nevada Revised Statutes, our Board will have the express authority to execute, acknowledge and file certificates of designations setting forth any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the preferred stock.

Preferred stock issued may include certain designations; preferences; conversion rights; and cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions; any of which may dilute the voting power and economic interest of the holders of our common stock. For example, in a liquidation, the holders of the preferred stock may be entitled to receive a certain amount per share of preferred stock before the holders of the common stock receive any distribution. In addition, the holders of preferred stock may be entitled to a certain number of votes per share of preferred stock and such votes may dilute the voting rights of the holders of common stock when the Company seeks to take corporate action. Furthermore, preferred stock could be issued with certain preferences over the holders of common stock with respect to dividends or the power to approve the declaration of a dividend. These are only some examples of how shares of preferred stock, if issued, could dilute the interests of the holders of common stock.

The authorization of the preferred stock will be effective upon the filing with the Secretary of State of the State of Nevada of our amended and restated articles of incorporation, which we expect to occur concurrently with Closing and at least 20 days after the mailing of this Information Statement. The form of such Amended and Restated Articles of Incorporation is attached to this Information Statement as Exhibit A.

… To Provide for Indemnification of our Directors, Officers, Employees, and Agents

Our articles of incorporation currently do not address indemnification by us. Our Board and majority stockholder have approved an amendment to our articles of incorporation to provide that we will indemnify our directors and officers to the fullest extent permitted by the laws of the State of Nevada. We may also indemnify our employees and agents, or the employees or agents of other businesses at our request, to the fullest extent permitted by the laws of the State of Nevada. We shall be required to indemnify any person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by our Board or is a proceeding to enforce such person’s claim to indemnification pursuant to the rights granted by our articles of incorporation or otherwise by us. The purposes of this amendment is to assist with attracting and retaining directors, officers, employee, and other agents.

The indemnification provisions will be effective upon the filing with the Secretary of State of the State of Nevada of an amended and restated articles of incorporation, which we expect to occur concurrently with Closing and at least 20 days after mailing of this Information Statement. The form of that Amended and Restated Articles of Incorporation is attached to this Information Statement as Exhibit A.

… To Eliminate any Liability of our Directors to the Extent Permitted

Our articles of incorporation currently do not address the liability of our directors. Our Board and majority stockholder have approved an amendment to our articles of incorporation to provide that the liability of our directors for monetary damages will be eliminated to the fullest extent permitted by the laws of the State of Nevada. The purpose of this amendment is to assist with attracting and retaining directors and to allow directors to perform their duties without being concerned about frivolous lawsuits.

The elimination of liability will be effective upon the filing with the Secretary of State of the State of Nevada of an amended and restated articles of incorporation, which we expect to occur concurrently with Closing and at least 20 days after mailing of this Information Statement. The form of that Amended and Restated Articles of Incorporation is attached to this Information Statement as Exhibit A.

… To Change Our Name to “ForgeHouse, Inc.”

Our Board and majority stockholder have approved an amendment to our articles of incorporation to change our name to “ForgeHouse, Inc.” Upon the Closing, our principal business will be the business carried on by our to-be wholly-owned subsidiary, ForgeHouse LLC. Accordingly, we believe this new name will be appropriately descriptive of the business proposed to be conducted by us following the Closing. The reason for this amendment is to align our proposed new business with our corporate name.

The change of our name will be effective upon the filing with the Secretary of State of the State of Nevada of an amended and restated articles of incorporation, which we expect to occur concurrently with Closing and at least 20 days after mailing of this Information Statement. The form of that Amended and Restated Articles of Incorporation is attached to this Information Statement as Exhibit A.

… To Decrease the Number of our Authorized Shares of Common Stock

Our Board has approved a decrease in the number of our authorized shares of common stock to 100,000,000. The par value will remain $0.001 per share. The reason for this amendment is to assist with corporate governance matters.

The decrease will be effective upon the filing with the Secretary of State of the State of Nevada of an amended and restated articles of incorporation, which we expect to occur concurrently with Closing and at least 20 days after mailing of this Information Statement. The form of Amended and Restated Articles of Incorporation is attached to this Information Statement as Exhibit A.

ADOPTION OF 2007 INCENTIVE PLAN

Our Board and majority stockholder have approved the adoption of the ForgeHouse, Inc. 2007 Incentive Plan (the “Plan”). The 2007 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, performance shares, and other share-based awards to directors, officers, other employees, consultants, agents, advisors, or independent contractors (“Third-Party Service Providers”) of ours and our affiliates and/or subsidiaries. There are currently approximately seven employees (including all of our officers) and one non-employee director who are eligible to participate in the Plan. A total of 52,500,000 shares of our common stock will be available for issuance under the Plan. Our Board believes that our interests and those of our stockholders are best served by approving the Plan. The following summary description of the Plan is qualified in its entirety by reference to the Plan, a copy of which has been attached hereto as Exhibit B.

Purpose

The purpose of the Plan is to provide a means whereby directors, officers, other employees and Third-Party Service Providers of the Company and its affiliates and/or subsidiaries develop a sense of proprietorship and personal involvement in our development and financial success, and to encourage them to devote their best efforts to our business, thereby advancing our interests and those of our stockholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become employees, or to serve as directors, officers, or Third-Party Service Providers and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of us are of importance can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

Administration

The Plan will be administered by the full Board or a committee designated by the Board to administer the plan (the “Committee”). All awards made to a director who is not an employee shall be determined by the Board. All awards intended to satisfy the requirements of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended from time to time (“Code”), as performance-based compensation must be determined by a Committee that is comprised solely of two or more outside directors. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the participants, the Company, and all other interested individuals.

Types of Awards

The Plan permits the grant of: Cash-Based Awards, Nonqualified Options (“NQSO”), Incentive Options (“ISO”), Share Appreciation Rights (“SAR”), Restricted Shares, Restricted Share Units (“RSU”), Performance Shares, Performance Units (“PSU”), and Other Share-Based Awards.

Shares Available for Awards

No more than a total of 3,000,000 shares of stock may be granted to participants under the Plan.

Annual Award Limits

The maximum aggregate number of shares of our common stock subject to options, including ISOs and NQSOs, granted in any one Plan year to any one participant shall be __________ shares. The maximum number of shares subject to SARs granted in any one Plan year to any one participant shall be __________ shares. The maximum aggregate grant with respect to awards of Restricted Shares and/or RSUs in any one Plan year to any one participant shall be _____________ shares. The maximum aggregate award of Performance Units or PSUs that any one participant may receive in any one Plan year shall be __________ shares (if such award is payable in shares), or equal to the value of __________ shares. The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one participant in any one Plan year may not exceed $__________. The maximum aggregate grant with respect to Other Share-Based Awards in any one Plan year to any one participant shall be __________ shares.

Share Usage

Shares covered by an award shall only be counted as used to the extent they are actually issued. Any shares related to awards that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares, or are exchanged with the Committee’s permission, prior to the issuance of shares, for awards not involving shares, shall be available again for grant under the Plan.

Eligibility

Individuals eligible to participate in this Plan include all directors, officers, employees, and Third-Party Service Providers of the Company and its affiliates and/or subsidiaries.

Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate on January __, 2008. After the Plan is terminated, no awards may be granted but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Amendment and Termination of the Plan

The Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any award agreement in whole or in part. Our stockholders must approve of any repricing, replacing, regranting through cancellation, or lowering of the option price of a previously granted option or the grant price of a previously granted SAR.

Amendment

In the event of any corporate event (including, but not limited to, a change in the shares of the Company or the capitalization of the Company), or transaction, as described in the Plan, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee shall substitute or adjust, as applicable, the number and kind of shares that may be issued under the Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits, and other value determinations applicable to outstanding awards.

Term of the Options

Each option must terminate no more than ten years from the date it is granted (or five years in the case of ISOs granted to an employee who is deemed to own in excess of ten percent of the combined voting power of our outstanding equity stock).

Option Price

The option price (i.e., the price at which shares may be acquired upon exercise of the option) for each grant of an option under the Plan shall be as determined by the Committee and shall be specified in the award agreement. The option price shall be: (i) based on 100% of the fair market value (“FMV”) of the shares on the date of grant or (ii) set at a premium to the FMV of the shares on the date of grant.

Option Exercise

Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each participant. Options shall be exercised by the delivery of a notice of exercise to the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of shares with respect to which the option is to be exercised, and accompanied by full payment for the shares.

Stock Appreciation Right

The Committee may grant a SAR (i) independently of any options, (ii) in connection with a related option, the exercise of which shall require forfeiture of the right to purchase a share under the related option, or (iii) any combination of these forms of SARs. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each participant and the terms and conditions pertaining to such SARs.

Restricted Shares and Restricted Share Units

Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares and/or Restricted Share Units to participants in such amounts, and upon such terms, as the Committee shall determine. Restricted Share Units shall be similar to Restricted Shares except that no shares are actually awarded to the participant on the date of grant. Each certificate representing Restricted Shares granted pursuant to the Plan must bear a legend identifying the share as subject to restrictions under the Plan. Except as otherwise provided in the Plan, Restricted Shares covered by each Restricted Share award shall become freely transferable by the participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse. Participants holding Restricted Shares granted hereunder may be granted the right to exercise full voting rights with respect to those shares during the period of restriction.

Performance Shares and Performance Share Units

The Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to participants in such amounts and upon such terms as the Committee shall determine. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the FMV of a share on the date of grant. The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the participant.

Cash-Based Awards and Other Share-Based Awards

The Committee, at any time and from time to time, may grant Cash-Based Awards to participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine. The Committee may grant other types of equity-based or equity-related awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Share-Based Award shall be expressed in terms of shares or units based on shares, as determined by the Committee. The Committee may establish performance goals in its discretion.

Performance-Based Awards

Certain awards granted to “covered employees” (as defined in Section 162(m) of the Code) under the Plan may be granted in a manner such that the awards qualify as performance-based compensation and thus are exempt from the deduction limitation imposed by Section 162(m) of the Code. Awards shall only qualify as performance-based compensation if, among other things, at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the Treasury Regulations thereunder). The Committee shall set performance goals at its discretion that, depending on the extent to which they are met, will determine the number and/or value of awards intended to qualify as performance-based compensation that will be paid out to the covered employees.

Non-Employee Director Awards

All awards to non-employee directors shall be determined by the full Board. The terms and conditions of any grant to any such non-employee director shall be set forth in an award agreement.

Dividend Equivalents

Any participant selected by the Committee may be granted dividend equivalents based on the dividends declared on shares that are subject to any award, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional shares by such formula and at such time and subject to such limitations as may be determined by the Committee (but subject to the provisions of Section 409A of the Code, if applicable).

Change in Control: Acceleration of Vesting

One or more awards may be subject to the terms and conditions set forth in a written agreement between the Company and a participant providing for different terms or provisions with respect to such awards upon a “Change of Control” of the Company (as that term may be defined in such written agreement), including but not limited to acceleration of benefits, lapsing of restrictions, vesting of benefits and such other terms, conditions or provisions as may be contained in such written agreement; provided, however, that such written agreement may not increase the maximum amount of such awards.

Certain Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the Plan. This summary is not an exhaustive description and does not describe all applicable federal, state or local tax laws.

Incentive Stock Options

A Plan participant is not subject to federal income tax at the time of either the grant or the exercise of an ISO. In the year in which an ISO is exercised, however, the amount by which the fair market value of the shares of common stock received upon the exercise of an ISO exceeds the exercise price will constitute an adjustment to the option holder’s income in computing alternative minimum taxable income. Such adjustment could result in the imposition of, or increase the amount of, the option holder’s “alternative minimum tax” under the Code, as amended. If an option holder does not dispose of such shares of common stock within two (2) years after the ISO was granted or one (1) year after the ISO was exercised, whichever is later (any disposition within those periods is a “disqualifying disposition”), then any gain or loss recognized upon such disposition generally will be treated as long-term capital gain or loss. In such event, the Company will not receive a tax deduction on either the exercise of the ISO or on the sale of the underlying common stock.

If an option holder makes a “disqualifying disposition,” the option holder will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the common stock on the date the ISO is exercised minus the exercise price, or (ii) the sales price received by the option holder on the disposition of such common stock minus the exercise price. In such event, we will be entitled to a deduction in an amount equal to the ordinary income recognized by the option holder. If a sale is a disqualifying disposition, the option holder also may realize short-term or long-term capital gain or loss, if such shares constitute capital assets in an option holder’s hands. The gain or loss will be measured by the difference between the fair market value of the shares on the date of exercise of the ISO and the sales price of the shares.

For purposes of the alternative minimum tax, or AMT, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price generally will be an adjustment included in the optionee’s AMT income. If there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for AMT purposes with respect to the share. If there is a disqualifying disposition in a later year, no income is included in the optionee’s AMT for that year. For cap AMT purposes, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for AMT purposes.

Non-Qualified Stock Options

No income is realized by an option holder upon the grant of an NQSO. Upon the exercise of an NQSO, however, the amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price will be taxed as ordinary income to an option holder and the Company will be entitled to a deduction in an equal amount. Such amount will not be an adjustment to income in computing alternative minimum taxable income. Upon subsequent sales of common stock received upon exercise of NQSO’s, an option holder may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets for the option holder. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose will be the sum of the exercise price and the amount of ordinary income realized by the option holder as a result of such exercise.

Restricted Stock

A participant who has been awarded Restricted Shares will not realize taxable income at the time of the award, and the Company will not be entitled to a deduction at that time; provided, however, that the participant may elect to treat the value of the shares as income at the time of receipt (without regard to restrictions) by filing with the IRS (with a copy to us) an election under Section 83(b) of the Code no later than thirty days after the issuance date. When the restrictions on the Restricted Shares lapse, the participant will have ordinary income and the Company will have a corresponding deduction. The measure of such income and deduction will be the fair market value of the shares at the time the restrictions lapse.

Share Appreciation Rights and Performance Units

No income is realized by a holder of a SAR or PSU at the time the SAR or PSU is granted; however, upon exercise, the amount of cash or the fair market value of the shares of Common Stock received will be taxable as ordinary income to the holder thereof and the Company will be entitled to a deduction in an equal amount.

With respect to tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option.

$1,000,000 Compensation Limit

The Code limits the deductibility (under certain circumstances) of compensation that exceeds $1,000,000 annually that is paid by the Company to the Chief Executive Officer and the next three most highly compensated executive officers (other than the principal financial officer) as determined at the end of the Company’s taxable year. The Code and the regulations promulgated thereunder provide certain exclusions from the amounts included in the $1,000,000 limitation, including compensation that is “qualified performance-based compensation” within the meaning of the regulations. The Plan generally is intended to satisfy the requirements set forth in the regulations with respect to “qualified performance-based compensation” with respect to options that are exercisable at an exercise price of not less than 100% of the fair market value of a share of common stock on the date of grant. However, if an option is exercisable at a price less than 100% of the price of a share of common stock on the date of grant, the compensatory element of such NQSO (i.e., the excess of such fair market value over the exercise price) will not constitute “qualified performance-based compensation,” unless the exercise of options is contingent upon the attainment of pre-established performance goals.

Miscellaneous

The Plan is not qualified under Section 401 of the Code. In addition, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not intended to be a funded plan.

ELECTION OF DIRECTORS

Effective 20 days after the mailing of this Information Statement, we will have two additional members on our Board. See “Management” below.

SUMMARY OF TRANSACTIONS

As set forth above, the amendment and restatement of our articles of incorporation, adoption of the 2007 Incentive Plan, and appointment of two additional directors to our Board shall occur essentially concurrently with the Closing. If the equity exchange equity transaction does not close, these actions reported in this Information Statement may not be effectuated. See “Equity Exchange Transaction and Related Matters” below.

Parties

The Company

We were formed for the purpose of producing, distributing and marketing a collection of greeting cards. We commenced operations and the development of our greeting card business. Our principal executive offices are located at 127 East 18th Ave., Vancouver, British Columbia, V5V 1E4 Canada. At Closing, the principal executive offices will be located at ForgeHouse LLC’s principal address. For more information regarding our business, see our annual report on Form 10-KSB for the fiscal year ended January 31, 2007, filed with the Securities and Exchange Commission on February 23, 2007; and our most recent 10-QSB for the quarter-ended October 31, 2007, filed with the Securities and Exchange Commission on November 21, 2007.

ForgeHouse

ForgeHouse LLC (“ForgeHouse”) is a privately-held Georgia limited liability company that provides integrated systems for quality processes and compliance management. Its principal executive offices are located at 1575 Northside Drive NW, Building 300, Suite 375, Atlanta, Georgia, 30318. For more information regarding ForgeHouse’s business, see below under the heading “ForgeHouse’s Business and Related Matters.”

Equity Exchange Transaction

The actions approved as described in this Information Statement were taken in connection with an Exchange Agreement (the “Exchange Agreement”) and Interest Purchase Agreement (“Interest Purchase Agreement”), each dated December __, 2007, among the Company and seven persons (the “ForgeHouse Members”) who are the holders of all of the issued and outstanding membership interests of ForgeHouse. Pursuant to the terms of the Exchange Agreement, we will sell and issue 10,500,000 shares of our common stock and pay $300,000 to ForgeHouse Members in exchange for all of the membership interests in ForgeHouse. As of the Closing, ForgeHouse will become a wholly-owned subsidiary of the Company. The Closing is expected to occur approximately 20 days after the mailing of this Information Statement to our record stockholders.

The Exchange Agreement contains non-solicitation provisions restricting our and ForgeHouse’s right to negotiate or enter into other acquisition or exchange transactions prior to the Closing.

We anticipate the Closing occurring as soon as practicable following 20 calendar days after the mailing of this Information Statement to our record stockholders. Each party to the Exchange Agreement has certain rights to terminate the agreement, including the right to unilaterally terminate the agreement with or without reason if the transaction does not close by January 31, 2008. Depending upon the reasons a termination occurs, we might be required to forgive certain debt owed by, or we may receive certain termination fees from, ForgeHouse.

Related Transactions

Forward Stock Split

Prior to the Closing, we will have effected a 17.5-for-1 forward stock split of our issued and outstanding shares of common stock. The share numbers presented in this Information Statement reflect the Split.

Preferred Stock Financing

The Closing is conditioned upon, among other things, the closing of a private placement financing transaction. The authorization of the blank check preferred stock as described herein will allow the Company to proceed with this transaction. Prior to Closing, a certificate of designation in the form set forth in Exhibit C hereto will be filed to designate 2,000,000 of the 10,000,000 newly authorized shares of preferred stock as “Series A Convertible Preferred Stock.” These 2,000,000 shares will be issued concurrently with the Closing and shall have such rights, preferences, privileges and restrictions as set forth in the certificate of designation on Exhibit C to this Information Statement. All of these shares, together with 2,000,000 warrants exercisable for an equivalent number of shares of common stock, will be issued in a private placement to certain accredited investors (the “Investors”) in exchange for gross proceeds of $2,000,000.

Repurchase Agreement

Simultaneously with the Closing, Ms. Milkovich has agreed to resign as an officer of the Company. Furthermore, she and we will close a transaction, as a result of which we will purchase from her the 35 million shares of common stock owned by her in consideration of payment by us of $50,000.00 in cash and the transfer to her of all of our historical operating assets.

Corporate Name Change

The Exchange Agreement requires that we change our name to “ForgeHouse, Inc.” at or after the Closing.

Incentive Plan

Concurrently with Closing, we will implement the Plan, which was adopted by our Board and consented to by our majority stockholder. For information regarding the Plan, see “Adoption of 2007 Incentive Plan” above.

Reasons for the Transactions

In reaching its decision to approve the Exchange Agreement and all related transactions, our Board considered numerous factors pertaining to our current business model and operations, including the facts that 1) we have generated only $476 in revenue since inception and incurred $41,273 in expenses through October 31, 2007; 2) we were issued an opinion by our auditors that raises substantial doubt about our ability to continue as a going concern based on our financial position; and (3) we may have to raise additional monies through sales of our equity securities or through loans from banks or third parties to continue our business plan. Furthermore, our Board considered numerous potential benefits pertaining to the equity exchange transaction, including the belief that such transaction represents the most favorable alternative currently available to us to maximize stockholder value. Our Board also considered a number of potentially negative factors in reaching its decision to approve the equity exchange transaction, including the possible dilution to our common stockholders and the termination fee provisions of the Exchange Agreement.

Regulatory Approvals

There are no material federal or state regulatory approvals required for completion of the equity exchange transaction or related transactions, other than the approval of certain actions by our stockholders under the corporate law of the State of Nevada, which actions have been approved.

Beneficial Ownership and Operations Following the Closing

As a result of the equity exchange transaction, ForgeHouse will become a wholly-owned subsidiary of ours. Also, we would experience a change in control because we anticipate that the interest-holders of ForgeHouse (1) will be the largest minority stockholder group, (2) will represent all members of senior management, and (3) will have paid a premium for our equity interests over their market value. See “Post-Closing Beneficial Ownership & Management.” Our principal business will be that carried on by ForgeHouse. See “ForgeHouse’s Business and Related Matters” below for more information.

Concurrently with the Closing, we anticipate that ForgeHouse’s management team will assume various management positions with us and most positions on our board, including chairman. Also, ForgeHouse’s management intends that Messrs. John Allen Britchford-Steel and Jose M. Alonso will enter into employment agreements with us to take effect at Closing. See “Employment Agreements” below.

Accounting Treatment

At least 20 days after the date this Information Statement has been mailed to our record stockholders, we will acquire all of the outstanding membership interests of ForgeHouse. For accounting purposes, the acquisition will be treated as a recapitalization of ForgeHouse with ForgeHouse as the acquirer (a reverse acquisition). The historical financial statements prior to the acquisition will be those of ForgeHouse. Historical stockholders’ equity of ForgeHouse prior to the Closing will be retroactively restated (a recapitalization) for the equivalent number of shares received in the exchange transaction. Earnings per share for the periods prior to the exchange transaction are restated to reflect the number of equivalent shares received by ForgeHouse. ForgeHouse has elected to adopt December 31 as its fiscal year-end post-Closing.

Pro forma information giving effect to the acquisition, as if the acquisition took place January 1, 2007, will be provided in the ForgeHouse 2007 annual financials. The current ForgeHouse equity holders will own 35% of the combined entity and will have the right to appoint two members to the Board at Closing. Following Closing, the holders of the Series A Preferred Stock have the right to appoint two additional members to the Board. The fifth and final member of the Board will be agreed upon by the other four directors; therefore, no block of stockholders has the ability to appoint a voting majority of the Board members. The fact that ForgeHouse will be the accounting acquirer, therefore, is based upon a determination that the interest-holders of ForgeHouse (1) will be the largest minority stockholder group, (2) will represent all members of senior management, and (3) will have paid a premium for our equity interests over their market value.

Material Federal Income Tax Consequences

ForgeHouse is treated as a partnership for federal income tax purposes. Federal income taxes are not payable, or provided for, by ForgeHouse. Members report their proportionate share of ForgeHouse’s income or losses. ForgeHouse’s income or losses are allocated among the members in accordance with its Members’ Agreement and Georgia state law.

ForgeHouse and we do not expect that the equity exchange transaction will qualify as a tax-free or tax-deferred reorganization as defined in the Internal Revenue Code of 1986, as amended. We expect that the ForgeHouse members will incur a tax liability by virtue of the equity exchange transaction. However, we have been advised by the ForgeHouse members that the amount of gain that each of them will recognize by virtue of the equity exchange transaction will be less than or equal to the amount of their respective suspended losses generated by ForgeHouse’s losses that were, in the aggregate, greater than their respective capital bases in ForgeHouse. Our stockholders will not exchange their common stock in the equity exchange transaction and, accordingly, will not recognize any taxable gain or loss as a result of the equity exchange transaction.

Risk Factors

Various risk factors relating to our consummation of, or failure to consummate, the actions described in this Information Statement, together with risk factors relating to our proposed operations, are included under the heading “Risk Factors” beginning on page 18.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents accompanying or incorporated by reference into this Information Statement contains forward-looking statements about equity exchange transaction and us within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), and Section 21E of the Exchange Act. These forward-looking statements generally include the plans and objectives of management for future operations, including plans and objectives relating to our future economic performance, and can generally be identified by the use of the words “believe,” “intend,” “plan,” “expect,” “forecast,” “project,” “may,” “should,” “could,” “seek,” “pro forma,” “goal,” “estimates,” “continues,” “anticipate,” and similar words.

These forward-looking statements necessarily depend upon assumptions and estimates that may prove to be incorrect. Although we believe that the assumptions and estimates reflected in the forward-looking statements are reasonable, we cannot guarantee that we will achieve our plans, intentions or expectations. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ in significant ways from any future results expressed or implied by the forward-looking statements.

We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of invoking these safe harbor provisions. Such statements are based upon current expectations and beliefs and are subject to risks, uncertainties and changes in condition, significance, value and effect, including those discussed in the sections entitled “Risk Factors” below and contained in our annual report on Form 10-KSB for the fiscal year ended January 31, 2007. Such risks, uncertainties and changes in condition, significance, value and effect could cause our actual results to differ materially from those anticipated events. Except as may be required under federal law, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

RISK FACTORS

Please refer to the “Cautionary Statement Regarding Forward-Looking Statements” immediately above. The discussion below highlights some important risks we have identified in connection with the proposed equity exchange transaction and related transactions, but these should not be assumed to be the only factors that could affect our future performance and condition, financial or otherwise. We do not have a policy of updating or revising forward-looking statements, and silence by management over time should not be assumed to mean that actual events are bearing out as estimated in such forward-looking statements.

An investment in our securities involves a high degree of risk. In determining whether to purchase or sell our securities, you should carefully consider all of the material risks described below, together with the other information contained in this Information Statement, before making a decision to purchase our securities; however, as stated above, the risks below should not be assumed to be the only factors that could affect our future performance and condition, financial and otherwise. You should only purchase our securities if you can afford to suffer the loss of your entire investment.

In this “Risk Factors” section, “we,” “our,” and “us,” shall refer to ForgeHouse post-Closing.

Risks Related to ForgeHouse’s Business and its Marketplace

ForgeHouse has a limited history as a provider of security software products. As a result, it is difficult to evaluate its business and prospects.

ForgeHouse was formed in 2002, and, therefore, has a limited operating and financial history available to help our stockholders evaluate its past performance. Moreover, its limited historical financial results may not accurately predict our future performance. Companies in their initial stages of development present substantial business and financial risks and may suffer significant losses. As a result of the risks specific to our new business and those associated with new companies in general, it is possible that we may not be successful in implementing its business strategy.

ForgeHouse has a history of losses and accumulated deficits that may continue in the future and, along with “going concern” reports, may adversely affect our business, prospects, financial condition, results of operations, cash flows and stock price by, among other things, making it more difficult to obtain debt or equity financing.

ForgeHouse has incurred net losses each fiscal year since its formation in 2002. For the three months ended September 30, 2007, it recorded a net loss of approximately $248,035, as compared to a net loss of approximately $322,378 for the three months ended September 30, 2006. Its accumulated deficit through September 30, 2007, was approximately $2,607,913.

ForgeHouse’s recurring losses from operations, its limited cash resources and continued negative cash flow from operations, and its accumulated deficit, among other factors, raised substantial doubt about its ability to continue as a going concern and led its independent registered public accounting firm to include an explanatory paragraph related to its ability to continue as a going concern in their report for the year-ended December 31, 2006.

ForgeHouse had a net loss of $3,044,360 from inception to December 31, 2006, and a net loss of $___________ for the nine months ended September 30, 2007. ForgeHouse believes that a substantial part of the loss in each period relates to the costs associated with forming its business and developing its business plan. Nonetheless, its losses from operations since inception and lack of sufficient capital resources led its auditors to include an explanatory paragraph related to its ability to continue as a going concern in their report accompanying ForgeHouse’s financial statements for the fiscal year ended December 31, 2006.

Reports of independent auditors questioning a company’s ability to continue as a going concern generally are viewed unfavorably by analysts and investors. This may make it difficult for us to raise additional debt or equity financing needed for our continued operations or for planned expansion, particularly if we are unable to attain and maintain profitable operations in the future. Consequently, future losses may adversely affect our business, prospects, financial condition, results of operations and cash flows. You should review the reports of ForgeHouse’s independent registered public accounting firm and its financial statements and unaudited pro forma financial information before making any investment decision.

Our quarterly operating results may fluctuate in future periods, and we may fail to meet expectations.

Our revenues and operating results may vary significantly from quarter to quarter due to a number of factors. In future quarters, our operating results may be below the expectations of public market analysts and investors, and the price of our common stock may fall. Factors that could cause quarterly fluctuations include:

•
the timing and volume of orders for our software. Customers typically order ForgeHouse’s products and services only after other vendors have provided the infrastructure for their network. There can be delays in that process. It is therefore difficult for us to predict the timing of orders for products and services by customers;

•	the ability of our customers to expand their operations and increase their subscriber base, including their ability to obtain financing;

•	changes in our pricing policies or competitive pricing by our competitors;

•	the timing of releases of new products by manufacturers of equipment with which our products operate; and

•	the timing of product introductions by competitors.

We have difficulty predicting the volume and timing of orders from new customers.

Due to the foregoing factors, ForgeHouse believes that quarter-to-quarter comparisons of operating results are not a good indication of our future performance.

ForgeHouse’s lengthy sales cycle makes it difficult to anticipate the timing of sales, and revenue may vary from period to period.

The sales cycle associated with the purchase or license of ForgeHouse’s products is lengthy, and the time between the initial proposal to a prospective customer and the signing of a license agreement can be as long as one year. Its products involve a commitment of capital, time and internal resources that may be significant to the customer. In addition, market conditions have lengthened the sales cycles associated with its products. These delays may reduce our revenue in a particular period without a corresponding reduction in our costs, which could hurt our results of operations for that period.

We have not achieved profitability on an annual basis and expect to continue to incur net losses in future quarters.

In order to become profitable, we must increase our revenues or decrease expenses. We may not be able to increase or even maintain our revenues, and we may not achieve sufficient revenues or profitability in any future period. We could continue to incur net losses for the foreseeable future.

We will need to generate additional revenues from the sales of our products and services or take steps to further reduce operating costs to achieve and maintain profitability. We expect that we will face increased competition, which will make it more difficult to increase our revenues. Even if we are able to increase revenues, we may experience price competition that will lower our gross margins and our profitability. Any increase in the percentage of our revenues attributed to indirect channels and services, both of which generally have lower margins, will lower our gross margins.

If we do achieve profitability, we cannot be certain that we can sustain or increase profitability on a quarterly or annual basis.

We face intense competition from companies that may have greater resources than we do, and if we are unable to compete with them effectively, our business may suffer.

The market for our products is very competitive. Many of our current and future competitors may have advantages over us, including:

•	longer operating histories;

•	larger customer bases;

•	substantially greater financial, technical, sales and marketing resources; and

•	greater name recognition.

This may enable our competitors to:

•	develop and expand their delivery infrastructure and service offerings more quickly;

•	adapt better to new or emerging technologies and changing client needs;

•	take advantage of acquisitions and other opportunities more readily;

•	devote greater resources to the marketing and sale of their services; and

•	adopt more aggressive pricing policies.

Our current and potential competitors have established, and may continue to establish in the future, cooperative relationships among themselves or with third parties that would increase their ability to compete with us. In addition, competitors may be able to adapt more quickly than we can to new or emerging technologies and changes in customer needs, or to devote more resources to promoting and selling their products. Furthermore, some of our competitors may also be able or willing to provide their clients with additional benefits at lower overall costs. If we fail to adapt to market demands and to compete successfully with existing and new competitors, our business and financial performance would suffer.

Our future growth and profitability will depend in large part upon the effectiveness and efficiency of our marketing expenditures and our ability to select the right markets and media in which to advertise.

Our future growth and profitability will depend in large part upon the effectiveness and efficiency of our marketing expenditures, including our ability to:

•	create greater awareness of our brand;

•	identify the most effective and efficient level of spending in each market, media and specific media vehicle;

•	determine the appropriate creative message and media mix for advertising, marketing and promotional expenditures;

•	effectively manage marketing costs (including creative and media) in order to maintain acceptable customer acquisition costs;

•	select the right market, media and specific media vehicle in which to advertise; and

•	convert prospect inquiries into actual orders.

Our planned marketing expenditures may not result in increased revenue or generate sufficient levels of brand name and program awareness. We may not be able to manage our marketing expenditures on a cost-effective basis whereby our customer acquisition cost may exceed the contribution profit generated from each additional customer.

If we do not increase market awareness of our products, our business may not grow.

We sell our software products primarily through our direct sales force. Our financial success and our ability to increase revenues in the future may depend considerably upon the productivity of our direct sales force. Our ability to increase revenues significantly will suffer if we fail to attract and retain qualified sales personnel.

If we do not continue to improve our software products and develop new software products that keep pace with competitive product introductions and technological developments, satisfy diverse and rapidly evolving customer requirements and achieve market acceptance, we may be unable to maintain existing customers and/or attract new customers.

We have in the past experienced delays in releasing new software products and product enhancements and may experience similar delays in the future. These delays or problems in the installation or implementation of our new releases may cause customers to forego purchasing or licensing our software products.

If we are unable to attract additional customers beyond our current limited number, our future success could be limited or adversely affected.

A substantial portion of our revenues has been, and is expected to continue to be, generated from a limited number of customers with large financial commitments. As a result, if a large contract is cancelled or deferred or an anticipated contract does not materialize, our business would be harmed. Our future success will depend on our ability to attract additional customers beyond our current limited number. The growth of our customer base could be adversely affected by one or more of the following:

•	customer unwillingness to implement our software products;

•	any delays or difficulties that we may incur in completing the development and introduction of our planned products or product enhancements;

•	our customers’ inability to raise capital to finance their business plans and capital expenditures;

•	new product introductions by our competitors;

•	any failure of our products to perform as expected;

•	any difficulty we may incur in meeting customers’ delivery requirements; or

•	the market perception of our financial condition and/or current stock price.

We depend on Securitas Security Services USA, Inc. for a significant portion of our revenues and if we lose this relationship, our revenues would decline.

Recently, a substantial portion of our net sales has been derived from sales to Securitas Security Services USA, Inc. For the nine-months ended September 30, 2007, __% of our net sales were to Securitas. Securitas could look to another source for the software we provide. If Securitas were to reduce its orders of our software or if Securitas were to choose another software provider, it could harm our business, financial condition and results of operations substantially.

We must obtain orders from new and existing customers on an ongoing basis to increase our net sales and grow our business. We are continuing our efforts to reduce dependence on a limited number of customers; however, net sales attributable to Securitas are expected to continue to represent a substantial portion of our net sales for the foreseeable future. The loss of Securitas, a significant reduction in sales we make to them, a reduction in the pricing of our products sold to them, or any problems collecting accounts receivable from them would reduce our net income.

An increasing number of contracts we enter into are multiple years in length and include recurring fees related to licensing and services. If our customers exercise early termination provisions or experience a decline or lack of volume, our revenue could be harmed.

An increasing number of our contracts with new customers are multi-year agreements and include recurring license and service fees. Some of our contracts for new customers could include a recurring licensing and services component that may vary based on usage and volume throughout the duration of the contract. Also, some of our contracts include early termination clauses that enable customers to terminate those contracts without cause. If our customers exercise early termination or experience a decline or lack of volume, our revenue could be harmed.

Fixed-price services engagements can impact our profitability if we fail to complete them within the estimated budget.

We perform some of our professional services engagements on a fixed price basis. If the project requires more labor or products than was estimated by us in determining the fixed price agreed to with the customer, our margins and profitability could be adversely affected. In addition, failure to complete services as required or to obtain written acceptance of completed milestones may result in deferral of revenue until such completion or acceptance occurs and may cause revenues to be recognized in periods other than as initially expected or forecasted.

We may need additional financing to continue and grow operations, which financing may not be available on acceptable terms or at all.

We may need to raise additional funds to fund our operations or grow our business. Additional financing may not be available on terms or at times favorable to us, or at all. If adequate funds are not available when required or on acceptable terms, we may be unable to continue and grow our operations. In addition, such additional financing transactions, if successful, may result in additional dilution of our stockholders. They may also result in the issuance of securities with rights, preferences, and other characteristics superior to those of the common stock and, in the case of debt or preferred stock financings, may subject us to covenants that restrict our ability to freely operate our business.

We may not successfully manage our growth.

Our success will depend upon the expansion of our operations and the effective management of our growth, which will place a significant strain on our management and administrative, operational, and financial resources. To manage this growth, should there be growth, we must expand our facilities, augment our operational, financial and management systems, and hire and train additional qualified personnel. If we are unable to manage our growth effectively, our business would be harmed. There is no assurance that we will be able to expand our operations or effectively manage our growth.

We may incur additional costs and experience impaired operating results if we are unable to retain an experienced management team.

We rely on the experience, expertise, industry knowledge and historical company knowledge of our executive officers. It would be extremely difficult to replace them if we were to lose the services of any of them. The loss of these officers could adversely affect our business, financial condition and results of operations. At Closing, we will have employment agreements with each of our executive officers, but we will not have key person insurance on their lives.

We may be unable to attract and retain, or have access to, qualified personnel in our markets, which could adversely affect our results of operations by impairing our ability to grow and provide competitive services.

Our ability to provide our customers with competitive services and grow partially depends on our ability to attract and retain highly motivated people with the skills to serve our customers in a cost-effective way. If we are unable to hire or otherwise obtain cost-effective access to skilled personnel in our markets, our operations may suffer. Furthermore, we expect to continue hiring sales, support, marketing and administrative personnel as needed. We may not be able to attract, assimilate or retain highly qualified personnel in the future. In particular, our financial success and our ability to increase revenues in the future depend considerably upon the productivity of our direct sales force that has historically generated a majority of our license revenues. This productivity will depend to a large degree on our success in recruiting, training and retaining qualified direct salespeople. Our business will be harmed if we fail to hire or retain qualified personnel, or if newly hired employees, particularly salespeople, fail to develop the necessary sales skills or develop these skills slower than anticipated.

Changes in technology in our industry could cause our business to lose money or could require us to invest additional capital in new technology.

The markets for our software change rapidly because of technological innovation, new product and service introductions, and changes in customer requirements, among other things. New products and services and new technology often render existing information services or technology infrastructure obsolete, costly, or otherwise unmarketable. As a result, our success will depend on our ability to timely innovate and integrate new technologies into our service offerings. We cannot assure you that product developments and technology innovations by others will not adversely affect our competitive position or that we will be able to successfully anticipate or adapt to changing technology, industry standards or customer requirements on a timely basis.

If we fail to modify or improve our software products in response to evolving industry standards, our software products could rapidly become obsolete, which would harm our business.

Future versions of hardware and software platforms embodying new technologies and the emergence of new industry standards could render our products obsolete. Our future success will depend upon our ability to develop and introduce a variety of new products and product enhancements to address the increasingly sophisticated needs of our customers.

Our products are designed to work on a variety of hardware and software platforms used by our customers. However, our products may not operate correctly on evolving versions of hardware and software platforms, programming languages, database environments, accounting, and other systems that our customers use. We must constantly modify and improve our products to keep pace with changes made to these platforms and to back-office applications and other Internet-related applications. This may result in uncertainty relating to the timing and nature of new product announcements, introductions, or modifications, which may harm our business.

We cannot be certain that our research and development activities will be successful.

While management is committed to enhancing our current product offerings and introducing new products, we cannot be certain that our research and development activities will be successful. Furthermore, we may not have sufficient financial resources to identify and develop new technologies and bring new products to market in a timely and cost effective manner, and we cannot ensure that any such products will be commercially successful if and when they are introduced.

We depend on our intellectual property, and litigation regarding our intellectual property could harm our business.

Unauthorized use or misappropriation of our intellectual property could seriously harm our business. Our intellectual property includes our proprietary technology, our trade secrets, patents, copyrights in our software products, and our trademarks. Our copyrights and patents are important to the protection of our software, and our trademarks are important to the protection of our company and product names. These copyrights, patents and trademarks discourage unauthorized use of our software and our company and product names and provide us with a way to enforce our rights in the event that this unauthorized use occurs. Third parties may infringe upon our intellectual property rights, and we may be unable to detect this unauthorized use or effectively enforce our rights. In addition, any legal action that we may bring to protect our intellectual property rights could be expensive and distract management from day-to-day operations.

Failure to protect our trade secrets, copyrights and other intellectual property and know-how could put us at a competitive disadvantage.

We may not have confidentiality agreements with all of our employees, consultants and third-parties, and cannot guarantee that the confidentiality agreements that are in place with our employees, consultants and third parties will not be breached, that we will have adequate remedies for a breach, or that our trade secrets will not become known to or be independently developed by our competitors. Although we are not currently aware of any parties currently intending to pursue any infringement claims against us, the loss of trade secret protection for technologies or know-how could adversely affect our business.

The costs and effects of litigation, investigations or similar matters could adversely affect our financial position and result of operations.

We may be involved from time to time in a variety of litigation, investigations, or similar matters arising out of our business. Our insurance may not cover all claims that may be asserted against us, and any claims asserted against us, regardless of merit or eventual outcome, may harm our reputation. If the ultimate judgments or settlements in any litigation or investigation significantly exceed insurance coverage, they could adversely affect our financial position and results of operations. In addition, we may be unable to obtain appropriate types or levels of insurance in the future.

Claims by others that we infringe their proprietary technology could divert our resources, result in unexpected license fees, and harm our business.

Third parties could claim that our current or future products or technology infringe their proprietary rights. An infringement claim against us could be costly even if the claim is invalid and could distract our management from the operation of our business. Furthermore, a judgment against us could require us to pay substantial damages and could also include an injunction or other court order that could prevent us from selling or licensing our product offering. If we faced a claim relating to proprietary technology or information, we might seek to license technology or information, or develop our own, but we might not be able to do so. Our failure to obtain the necessary licenses or other rights or to develop non-infringing technology could prevent us from selling or licensing our products and could seriously harm our business.

If our software contains errors or our software product development is delayed, our business will suffer.

We face possible claims and higher costs as a result of the complexity of our software products and the potential for undetected errors. Due to the importance of our products to our customers’ operations, undetected errors are of particular concern. Computer software such as ours always contains undetected errors. The implementation of our products, which we accomplish through our services division, typically involves working with sophisticated software, computing, and communications systems. If we experience difficulties with an implementation or do not meet project milestones in a timely manner, we could be obligated to devote more customer support, engineering and other resources to a particular project and to provide these services at reduced or no cost. If our software contains significant undetected errors or we fail to meet our customers’ expectations or project milestones in a timely manner, we could experience loss of or delay in revenues, loss of customers, injury to our reputation, legal actions by customers against us, and increased service and warranty costs.

Our license agreements with our customers generally contain provisions designed to limit our exposure to potential product liability claims, such as disclaimers of warranties and limitations on liability for special, consequential and incidental damages. In addition, our license agreements generally cap the amounts recoverable for damages to the amount paid by the licensee to us for the product or service, giving rise to the damages. However, all domestic and international jurisdictions may not enforce these limitations. We may encounter product liability claims in the future. Product liability claims, whether or not successful, brought against us could divert the attention of management and key personnel, could be expensive to defend, and may result in adverse settlements and judgments.

If we acquire additional companies in the future, they could prove difficult to integrate, disrupt our business, dilute stockholder value, or adversely affect our operating results.

We may decide to make other investments in complementary companies. We may not realize the anticipated benefits of any other acquisition or investment. The success of our acquisition program will depend on our ability to overcome substantial obstacles, such as the availability of acquisition candidates, our ability to compete successfully with other acquirers seeking similar acquisition candidates, the availability of funds to finance acquisitions, and the availability of management resources to oversee the operation of acquired businesses. Furthermore, we may have to incur debt or issue equity securities to pay for any additional future acquisitions or investments, the issuance of which could be dilutive to us or our existing stockholders. In addition, our profitability may suffer because of acquisition-related costs or future impairment costs for acquired goodwill and other intangible assets. We have limited resources, and we can offer no assurance that we will succeed in consummating any additional acquisitions or that we will be able to integrate and manage any acquisitions successfully.

We have no present commitments, understandings or plans to acquire other companies.

Risks Associated with Investing in our Common Stock

The equity exchange transaction may be dilutive to our existing stockholders and will subject our stockholders to the prior rights and preferences of preferred stockholders.

At Closing, we will issue two million shares of Series A Preferred Stock to certain persons, which issuances will amount to approximately six percent of all outstanding stock on an as-converted basis. Furthermore, an additional eight million preferred shares will be authorized for issuance at the discretion of our Board, which, if issued, could represent approximately 20 percent of our outstanding stock.

Series A preferred stockholders may elect a disproportionately high number of directors.

The holders of our Series A preferred stock following the equity exchange transaction will be entitled to elect two members of our Board. We have increased the size of our Board to five members, two of whom are electable by the Series A preferred stockholders voting as a class, two of whom are electable by the common stockholders voting as a class, and one of whom will be agreed upon by the majority of each of the classes of our stock.

Resales by stockholders of their common stock underlying their preferred stock and/or warrants may depress the market price of our common stock.

We will be required to register for public resale the shares of common stock issued underlying the Series A preferred stock and the shares underlying warrants. Future resales of these shares of common stock, or the perception that such sales could occur, could adversely affect the market price of our common stock. We cannot assure you as to when, and how many of, those shares will be resold and the effect those sales may have on the market price of our common stock.

Over the last 18 months, there have been no trades in our common shares, and there can be no assurance that an orderly trading market will commence and be maintained.

Over the last 18 months, we are not aware of any public trades in our common shares. Although quotations for our common shares appear on the Over-the-Counter Bulletin Board (“OTC Bulletin Board”), the absence of any transactions in the shares indicates that there is no established trading market for the shares. There is no assurance that any established trading market will develop and, if it does not, our shares may have no value to their holders.

If a trading market for our common shares does develop, trading prices may be volatile.

In the event that a trading market develops for our common shares, the market price of such shares may be based on factors that may not be indicative of future market performance. Consequently, the market price of our shares may vary greatly. If a market for our shares develops, there is a significant risk that our share price may fluctuate dramatically in the future in response to any of the following factors, some of which are beyond our control:

•	variations in our quarterly operating results;

•	announcements that our revenue or income/loss levels are below analysts’ expectations;

•	general economic slowdowns;

•	changes in market valuations of similar companies;

•	announcements by us or our competitors of significant contracts; or

•	acquisitions, strategic partnerships, joint ventures or capital commitments.

Because ForgeHouse became public by means of a “reverse acquisition,” we may not be able to attract the attention of major brokerage firms.

Additional risks may exist since ForgeHouse became public through a “reverse acquisition.” Securities analysts of major brokerage firms may not provide coverage of us since there is little incentive to brokerage firms to recommend the purchase of our common shares. No assurance can be given that brokerage firms will want to conduct any secondary offerings on behalf of our company in the future.

Our common shares may be considered a “penny stock” and may be difficult to sell.

The Securities and Exchange Commission has adopted regulations that generally define a “penny stock” to be an equity security that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to specific exemptions. The market price of our shares, if an active trading market develops, may be less than $5.00 per share and, therefore, our stock may be designated as a “penny stock” according to the Commission’s rules. This designation requires any broker or dealer selling these securities to disclose certain information concerning the transaction, obtain a written agreement from the purchaser, and determine that the purchaser is reasonably suitable to purchase the securities. These rules may restrict the ability of brokers or dealers to sell our shares and may affect the ability of investors to sell their shares.

We are not required to meet or maintain any listing standards for our common stock to be quoted on the OTC Bulletin Board or in the Pink Sheets, which could affect our stockholders’ ability to access trading information about our common stock.

The OTC Bulletin Board and the Pink Sheets are each separate and distinct from the Nasdaq Stock Market and any national stock exchange, such as the New York Stock Exchange or the American Stock Exchange. Although the OTC Bulletin Board is a regulated quotation service operated by the National Association of Securities Dealers, that displays real-time quotes, last sale prices, and volume information in over-the-counter (“OTC”) equity securities like our common stock, and although Pink Sheets’ Electronic Quotation Service is an Internet-based, real-time quotation service for OTC equities for market makers and brokers that provides pricing and financial information for the OTC securities markets, we are not required to meet or maintain any qualitative or quantitative standards for our common stock to be quoted on either the OTC Bulletin Board or in the Pink Sheets. Our common stock does not presently meet the minimum listing standards for listing on the Nasdaq Stock Market or any national securities exchange, which could affect our stockholders’ ability to access trading information about our common stock. We are required, however, to satisfy the reporting requirements under the Securities Exchange Act of 1934, as amended. If we fail to do so, our shares may no longer be quoted on the OTC Bulletin Board.

We do not intend to pay dividends; you will not receive funds without selling shares.

We have never declared or paid any cash dividends on our equity interests and do not intend to pay dividends in the foreseeable future. We intend to invest our future earnings, if any, to fund our growth. Therefore, you will not receive any funds without selling your shares.

EQUITY EXCHANGE TRANSACTION AND RELATED MATTERS

Exchange Agreement

On December __, 2007, we entered into the Exchange Agreement and Interest Purchase Agreement with the ForgeHouse Members. Pursuant to the terms of those agreements, we have agreed to acquire all of the outstanding membership interests of ForgeHouse in exchange for 10,500,000 shares of our common stock (the “Exchange Shares”) and $300,000 in cash. Following the Closing, ForgeHouse will become a wholly-owned subsidiary of ours. The Closing is expected to take place approximately 20 days after the mailing of this Information Statement to our record stockholders.

The Exchange Shares are subject to a two-year restriction on any sale, transfer, assignment, pledge or other derivation of economic value by the holders thereof. If, during such two-year period, a member of our management who owns Exchange Shares is dismissed for “cause” or terminates employment without “good reason” (as those terms are defined in the Exchange Agreement), then all of the Exchange Shares owned by such individual will be subject to a right of first refusal in favor of all other members of our management and, in respect of any Exchange Shares remaining unpurchased, thereafter in favor of the holders of the Series A Convertible Preferred Stock (as described below).

Representations and Warranties

We and ForgeHouse have made a number of representations and warranties, subject in some cases to qualifications, to one another in the Exchange Agreement regarding aspects of our respective businesses, financial conditions, structures, customer contracts, intellectual properties, and other facts pertinent to the equity exchange transaction. The representations made by both ForgeHouse and us will not survive Closing.

Conditions to Closing

The conditions to Closing include:

(1) the Company effectuating a 17.5-for-1 forward split of its issued and outstanding shares of common stock (which occurred on December __ , 2007);

(2) the Company completing a private placement of Series A Convertible Preferred Stock for gross proceeds of $2,000,000 to the Investors;

(3) the Company completing new payment terms and executing a subordination agreement for the $1,200,000 and $200,000 in principal amounts owed by ForgeHouse to Arngrove Group Holdings and its affiliate (collectively, “Arngrove”), respectively, and other matters described below under the heading “Arngrove”;

(4) the Company reaching accommodations with the members of TWE International, LLC in respect of the approximately $365,000 owed by ForgeHouse and with the co-trustees of Palmer Trust in respect of the approximately $73,000 in unpaid compensation to the co-trustees;

(5) the Company completing certain financial and business due diligence in a satisfactory manner;

(6) the Company distributing this Information Statement to its record stockholders; and

(7) the parties satisfying other standard and customary conditions.

We expect that all of these conditions will have been satisfied on or about 20 days after the mailing of this Information Statement to our record stockholders.

Termination

The Exchange Agreement may be terminated in accordance with its terms at any time prior to the Closing, which include:

(a) By mutual consent of the members of ForgeHouse and the Company; or

(b) By the members of ForgeHouse if any of their closing conditions shall have become incapable of fulfillment, and shall not have been waived by such members; or

(c) By the Company if any of its closing conditions shall have become incapable of fulfillment, and shall not have been waived by the Company.

Termination Fees

In the event the Closing has not occurred by January 31, 2008, and if, on or before May 31, 2008, ForgeHouse has consummated an event with a third party that is materially equivalent to the transaction contemplated at the Closing (a “Third-Party Event”), we will receive a break-up fee that is the lesser of $300,000, or the enterprise value of such Third-Party Event or the aggregate principal amount of such event. In the event the Closing has not occurred by January 31, 2008, and if, on or before May 31, 2008, we have consummated an equivalent Third-Party Event, then we will forfeit our right to repayment of ForgeHouse Note (described below).

Post-Closing

In connection with the change of our name, our trading symbol will change from “MBTL” to “____.” We will also change our CUSIP number relating to our common stock. Furthermore, the equity exchange transaction will be treated as a “reverse merger;” therefore, in accordance with reverse merger accounting, we will change our fiscal year-end from January 31 to December 31, which is the fiscal year end of ForgeHouse. Our next periodic report filed with the Securities and Exchange Commission will be our Form 10-_SB for the __________-ended ___________, 2008.

Forward Stock Split and Issued and Outstanding Shares of Common Stock

Prior to Closing, the forward stock split of 17.5-to-1 (the “Forward Split”) was effected. After the Forward Split and our repurchase of shares owned by Ms. Milkovich prior to Closing (see “Repurchase of Shares” below), we will have 17,500,000 shares of common stock issued and outstanding. At Closing, we will issue 10,500,000 shares of common stock to the ForgeHouse Members as part of the equity exchange transaction, resulting in 28,000,000 shares of our common stock being issued and outstanding.

Preferred Financing

Prior to the Closing, the Board will designate 2,000,000 shares of the authorized preferred stock as “Series A Convertible Preferred Stock.” All of these shares, together with 2,000,000 warrants exercisable for an equivalent number of shares of common stock, will be issued in a private placement transaction to the Investors in exchange for gross proceeds of $2,000,000.

The Series A preferred stock will have such rights, preferences, privileges and restrictions as set forth on Exhibit C to this Information Statement. The warrants will vest immediately, be exercisable at a price of $__ per share, and expire two years after issuance. We will be required to file a registration statement registering the common stock to which the preferred stock can be converted into and the common stock underlying the warrants within 120 days of Closing, and such registration statement must be effective within 210 days of Closing; if not, then we may be subject to certain liquidated damages.

Proceeds from the preferred stock financing will be used as follows: (i) $_______ to repay in full at Closing ForgeHouse’s outstanding promissory note in favor of North Atlantic Bank; (ii) $300,000 for the acquisition of ForgeHouse’s membership interests, as described below; and (iii) $_______ for the Company’s operating capital needs during the 18-month period following the Closing.

ForgeHouse Note

In connection with the Exchange Agreement, on October __, 2007, we commenced advancing up to $300,000 to ForgeHouse, which advance was evidenced by a note (the “ForgeHouse Note”). The ForgeHouse Note bears interest at 6% per annum and is due upon the earlier of the Closing or six months from the date of the advance. The ForgeHouse Note is secured by all of the assets of ForgeHouse, subject to existing security interests in favor of North Atlantic Bank and Arngrove.

Arngrove

At the Closing, we will purchase membership interests in ForgeHouse owned of record and beneficially by certain affiliates of Arngrove for the aggregate sum of US$300,000. The debt currently owed to Arngrove (the “Arngrove Debt”) will be restructured so that, from and after the Closing, the Arngrove Debt will accrue simple interest at a rate of six percent per annum. The repayment terms of the Arngrove Debt will be amended as follows: (i) at the Closing, we shall pay to Arngrove an aggregate payment in the amount of US$240,000, which amount shall be deemed settlement in full of all accrued and unpaid interest and fees to the Closing; (ii) commencing on December 31, 2008, and continuing on the last day of the two immediately succeeding June’s and December’s thereafter, we shall pay the principal of the Arngrove Debt to Arngrove in five payments of $280,000 each; (iii) all accrued and unpaid interest on the Arngrove Debt shall be paid on December 31, 2010, concurrently with the fifth and final principal payment; and (iv) as mandatory pre-payments, we shall pay to Arngrove an amount equivalent to 20% of the net funding received by us from any future equity or debt financings after the Closing. The Arngrove Debt will be subordinated to the US$2,000,000 in investment capital to be provided to us at the Closing by the Investors.

We will also provide to Arngrove and certain other related persons acceptable assurances that the current ForgeHouse software shall not be transferred to an unaffiliated third-party until the Arngrove Debt has been repaid in full. As of Closing, all rights in and to such software owned or held by Arngrove shall be transferred to ForgeHouse, such that ForgeHouse shall have all of such rights vis-à-vis Arngrove.

Reasons for the Equity Exchange Transaction and Related Transactions

In reaching its decision to approve the Exchange Agreement and the equity exchange transactions contemplated by such agreement, our Board considered numerous potential benefits and material factors pertaining to the equity exchange transaction, including the following:

•
the belief that, after reviewing our ongoing financial condition, results of operations and business and earning prospects, and notwithstanding the concerted efforts of management and our Board to scale our business and increase revenues and profitability, remaining an independent operating company focusing on our remaining businesses was not reasonably likely to create greater value for our stockholders than the prospects presented by the equity exchange transaction;

•	the belief that the equity exchange transaction with ForgeHouse represents the most favorable alternative reasonably available for our stockholders in the short-term;

•
the belief that the benefits to us contemplated in connection with the equity exchange transaction, including the funds to be made available from the Investors at Closing, are likely to be achieved within a reasonable time frame; and

•	the due diligence and negotiation process undertaken by us and ForgeHouse in connection with the negotiation of the Exchange Agreement.

Our Board also considered a number of potentially negative factors in reaching its decision to approve the equity exchange transaction, including the following:

•
the risk that the potential benefits of the equity exchange transaction may not be realized, in part or at all, including the risk that we could have to satisfy indemnification and/or termination fee obligations under the Exchange Agreement under certain circumstances;

•	the significant costs involved in consummating the equity exchange transaction and related transactions; and

•	the potential negative effect on our stock price as a result of the public announcement of the consummation of the equity exchange transaction and related matters.

Repurchase of Stock

Simultaneously with the Closing, Ms. Milkovich has agreed to resign as an officer of the Company. Furthermore, she and we will close a transaction, as a result of which we will purchase from her the 35 million shares of common stock owned by her in consideration of payment by us of $50,000.00 in cash and the transfer to her of all of our historical operating assets.

Accounting Treatment

At least 20 days after the date this Information Statement has been mailed to our record stockholders, we will acquire all of the outstanding membership interests of ForgeHouse. For accounting purposes, the acquisition will be treated as a recapitalization of ForgeHouse with ForgeHouse as the acquirer (a reverse acquisition). The historical financial statements prior to the acquisition will be those of ForgeHouse. Historical stockholders’ equity of ForgeHouse prior to the Closing will be retroactively restated (a recapitalization) for the equivalent number of shares received in the exchange transaction. Earnings per share for the periods prior to the exchange transaction are restated to reflect the number of equivalent shares received by ForgeHouse. ForgeHouse has elected to adopt December 31 as its fiscal year-end post-Closing.

Pro forma information giving effect to the acquisition, as if the acquisition took place January 1, 2007, will be provided in the ForgeHouse 2007 annual financials. The current ForgeHouse equity holders will own 35% of the combined entity and will have the right to appoint two members to the Board at Closing. Following Closing, the holders of the Series A Preferred Stock have the right to appoint two additional members to the Board. The fifth and final member of the Board will be agreed upon by the other four directors; therefore, no block of stockholders has the ability to appoint a voting majority of the Board members. The fact that ForgeHouse will be the accounting acquirer, therefore, is based upon a determination that the interest-holders of ForgeHouse (1) will be the largest minority stockholder group, (2) will represent all members of senior management, and (3) will have paid a premium for our equity interests over their market value.

Material Federal Income Tax Consequences

ForgeHouse is treated as a partnership for federal income tax purposes. Federal income taxes are not payable, or provided for, by ForgeHouse. Members report their proportionate share of ForgeHouse’s income or losses. ForgeHouse’s income or losses are allocated among the members n accordance with its Members’ Agreement and Georgia state law.

ForgeHouse and we do not expect that the equity exchange transaction will qualify as a tax-free or tax-deferred reorganization as defined in the Internal Revenue Code of 1986, as amended. We expect that the ForgeHouse members will incur a tax liability by virtue of the equity exchange transaction. However, we have been advised by the ForgeHouse members that the amount of gain that each of them will recognize by virtue of the equity exchange transaction will be less than or equal to the amount of their respective suspended losses generated by ForgeHouse’s losses that were, in the aggregate, greater than their respective capital bases in ForgeHouse. Our stockholders will not exchange their common stock in the equity exchange transaction and, accordingly, will not recognize any taxable gain or loss as a result of the equity exchange transaction.

Neither we nor ForgeHouse intends to obtain a legal opinion from our respective counsel or a ruling from the Internal Revenue Service regarding the tax status of the equity exchange transaction and all related transactions. Tax matters are complicated and the tax consequences of the equity exchange transaction to any particular stockholder will depend on the facts of his or her situation. Stockholders should consult with their own tax advisors for a full understanding of the consequences of the equity exchange transaction to them, including tax reporting, filing requirements, the need for estimated tax payments, the applicability and effects of federal, state, local and other tax laws, and the effects of any proposed changes in the tax laws.

INTEREST OF CERTAIN PERSONS

Ms. Milkovich is currently our officer and had been our sole director until October 6, 2007. She also owns two-thirds of our outstanding capital stock, but has granted Mr. Ngan a limited revocable proxy with respect to her shares to execute the written consent with respect to any act, matter, proposal, or election relating to effecting a change or influencing our control, or in connection with or as a participant in any transaction having such purpose or effect, which requires the vote or other action of the holders of our common stock, as well as with respect to any other disposition of any or all of such shares in any other transaction. . Ms. Milkovich has an interest in the matters that are being reported in this Information Statement. Simultaneously with the Closing, Ms. Milkovich and we will close a transaction, as a result of which we will purchase from her the 35 million shares of common stock owned by her in consideration of payment by us of $50,000.00 in cash and the transfer to her of all of our historical operating assets. The two additional directors described in this Information Statement are beneficial owners of ForgeHouse. The ForgeHouse Members have an interest in the equity exchange transaction because they will be receiving 37.5 % of our outstanding common stock at Closing in exchange for their membership interests in ForgeHouse. The Investors have an interest in the equity exchange transaction because, as part of the preferred financing, they will receive 2,000,000 shares of our Series A convertible preferred stock, representing all of the outstanding preferred stock, as well as 2,000,000 common stock purchase warrants.

FORGEHOUSE’S BUSINESS AND RELATED MATERIALS

Description of Business

ForgeHouse is a limited liability company that was organized in Georgia on June 24, 2002. Its principal place of business is at 1575 Northside Drive NW, Building 300, Suite 375, Atlanta, Georgia 30318. It develops, markets, sells, and distributes software for both the commercial and governmental marketplace.

Products

Its products include a web-based software application product called “OneVision®” (referred to herein as “OneVision”), which offers solutions for clients requiring compliance standards to automate best practices, policies, and procedures.

OneVision is a software application that acts as a virtual command and control system for security, safety, and maintenance operations. The architecture of OneVision enables minute-by-minute monitoring of policies and procedures across the entire organization, with constant monitoring and process improvement. OneVision is highly configurable and scaleable and is suited for the government, the military, critical infrastructures, Fortune 1000 corporations, and commercial markets. OneVision is highly flexible and can be configured for facilities and organizations with single and multiple sites world-wide.

ForgeHouse has also developed software that enables access and data collection to the OneVision application via mobile technologies (“PDA”). This software, known as MORe, enables security officers, maintenance engineers, and other field operatives to download and undertake mobile tours and inspections scheduled in OneVision and to report directly into the OneVision server from internet enabled PDAs for incident reporting and compliance.

Sales, Marketing, and Distribution

ForgeHouse was a customer-oriented business. To this end, after the Closing, we plan to build internal sales and support capabilities through a direct sales force to implement our go-to-market strategies and tactical implementation plans for new account acquisition, existing partner growth, and marketing “best practices.” As we establish our modes of selling, we will seek to build an indirect sales channel through key distributors, value-added resellers, and original equipment manufacturers. Currently, ForgeHouse is working to enhance the capabilities of its software platform to meet additional needs as identified or requested by its customers. These additional feature-sets will be included in new version releases, which are currently not available. Once they are available, after the Closing, our direct sales force, and eventually our indirect sales force, will assist with distributing the new product to current and new customers.

Real Property

ForgeHouse subleases property at 1575 Northside Drive NW, Building 300, Suite 375, Atlanta, Georgia, 30318. The fair market value for its office space is $2,450 per month. It believes that its office space is in suitable condition and is adequate to satisfy its current requirements.

Legal Proceedings

ForgeHouse is not a party to any pending legal proceeding.

Competition

The software development industry is highly competitive. The principal areas of competition are price, delivery time, customer service, and ability to meet customer needs. ForgeHouse products compete with a wide range of products produced by a relatively large number of manufacturers, most of which have substantially greater financial, marketing, and distribution resources than it does.

As consolidation in the software industry continues, fewer companies dominate particular markets, changing the nature of the market and potentially providing consumers with fewer choices. Also, many of these companies offer a broader range of products than ForgeHouse, which it may not be able to compete effectively against these competitors. Furthermore, after the Closing, we may use strategic acquisitions, as necessary, to acquire technology, people and products for our overall product strategy. The trend toward consolidation in this industry may result in increased competition in acquiring these technologies, people or products, resulting in increased acquisition costs or the inability to acquire the desired technologies, people or products. Any of these changes may have a material adverse effect on future revenues and operating results.

Price competition is often intense in the software market, especially for security software products. Many of ForgeHouse’s competitors have significantly reduced the price of their products. Price competition may continue to increase and become even more significant in the future, resulting in reduced profit margins. Competitive pressures in the security software category could also cause ForgeHouse’s products to be unable to gain or lose market-share or result in price erosion, which could have a material adverse affect on business and results.

To date, ForgeHouse’s significant competition includes the following companies: D3 Security Management Systems, Tiscor, PPM 2000, Siebel Field Service (Oracle), Flexguard, Send Word Now.

ForgeHouse’s unique software solution offers a comprehensive security and safety software platform. Most of the companies providing security software focus on incident management, broadcast alert, and/or tour verification. ForgeHouse has created a solution that combines seamless incident management/mobile reporting and tour verification, and, in addition, it added a task scheduler, officer guidance through incidents, threat level management, automatic emergency alert notification, tenant services, procedure management, extensive reports, and trend analysis into one software platform. The competitors generally offer only a portion of OneVision’s following features:

•	Departmentalized regional management, customizable even on a per-site basis from global to local management;

•	Threat level management from global to local sites;

•	Direct-automated emergency alerts to key personnel (versus alerts sent by dispatcher);

•	Compliance-driven alert if task is not completed, with user, time and date stamp;

•	Alternate schedules functionality (threat level management);

•	Managing by exceptions (incomplete and irregularities found by officers while on tour are reported automatically);

•	Built-in task scheduler with confirmation;

•	Integration with smart cameras, sensors, access control, and other legacy systems;

•	Managers have one login to review all security and maintenance issues throughout their sites or clients;

•	Best practices and compliance platform; and

•	Sold as a hosted or enterprise solution.

Dependence on One Major Customer

Effective as of April 15, 2007, Forgehouse entered into a three-year Service and Software License Agreement (the “Software License”) with Securitas Security Services USA, Inc., pursuant to which Securitas became a licensee of certain of the Company’s software. The Software License is exclusive with respect to private sector security guard companies in the United States; however, it is non-exclusive with respect to governmental entities and to companies that utilize third-party vendors to provide their security guard services. The Software License is subject to early termination upon the “Default” of either party, which is defined as any of a bankruptcy proceeding, a dissolution, an inability to pay obligations as they come due (in conjunction with a written acknowledgement thereof), or a material breach under the Software License. The Software License consisted of a non-transferable limited license in favor of Securitas to use the licensed software at specified locations solely for the purpose of Securitas providing facility security services to its customers. Pursuant to the terms of the Software License, Securitas is to pay certain fees to the Company, consisting of a base monthly service fee and additional annual service fees, as required. During the nine months ended September 30, 2007, Forgehouse derived sufficient revenues resulting from the Software License for it no longer to be considered to be a “development stage” company. Notwithstanding such change in accounting treatment, the Company cannot provide any assurance that the Software License will be expanded nor that the Company will receive sufficient revenues therefrom to effectuate its business plan or to generate profitable operations. Further, during the nine-month period ended September 30, 2007, the Software License constituted the source of substantially all of Forgehouse’s revenues.

Intellectual Property

ForgeHouse has been granted patents in India and South Africa. It also have patents pending in the United States, Australia, Israel and Europe.

COUNTRY	APPLICATION # /	PATENT No. /
UNITED STATES Provisional App.	60/377,013	EXPIRED
INTERNATIONAL PCT APPLICATION	PCT/US03/13434	N/A
UNITED STATES National Stage App.	10/526,319	Publication # 2006/0064305
AUSTRALIA National Stage App.	2003234303	Patent # 60/377,013
CANADA National Stage App.	2483598	N/A
EUROPEAN UNION National Stage App.	1504394	N/A
INDIA National Stage App.	200400605	Patent # 203148
SOUTH AFRICA National Stage App.	200409642	Patent # 200409642
ISRAEL National Stage App.	164870D	N/A

Furthermore, it has registered trademarks with the United States Patent and Trademark Office for the following:

•	OneVision®
•	ForgeHouse®

Regulation

ForgeHouse is subject to various state and local statutes and regulations, including those relating to the export of technology outside the United States. Compliance with these provisions has not had, and it does not expect such compliance to have, any material adverse effect upon its capital expenditures, net income, or competitive position. Regulatory guidelines, however, are constantly changing, and there can be no assurance that its products will be able to comply with ongoing government regulations. It acknowledges ongoing litigation in the intellectual property arena. If adverse decisions are handed down, compliance may have an effect on its capital expenditures, net income, or competitive position.

Government mandates and new legislation are driving enterprises to improve the security of their networks. Mandates and laws affecting systems security include:

• Executive Order 13231: Critical Infrastructure Protection in the Information Age, October 2001 – This order directs a senior executive branch board to work with State and local governments, industry and others to create and manage systems for cyber security threat warning and incident analysis.

• Title III of the 2002 E-Gov Act - The Federal Information Security Management Act (“FISMA”) mandates that each government agency perform a risk assessment of the security of their information systems and mitigate the risk of attack.

• Presidential Directive 63 (PDD 63), May 1998 - This White Paper explains key elements of the Clinton Administration’s policy on critical infrastructure protection.

• Health Insurance Portability And Accountability Act Of 1996 (“HIPAA”) - Certain provisions of HIPAA require the organizations protect the privacy of the patient data.

• Security of Federal Automated Information Systems, November 2000 - This OMB memorandum is issued as a reminder to Federal agencies and Departments of their responsibilities for the security of their respective automation resources.

• Sarbanes-Oxley Act of 2002 –  Section 404 of the act requires that auditors of public companies assess the effectiveness of management’s assessment of internal controls. A part of internal controls is the security against loss of data or unauthorized access to data.

• Gramm Leach Bliley Act of 1999 (“GLB”) includes provisions to protect consumers’ personal financial information held by financial institutions.

Research & Development

ForgeHouse’s research and development expenses for the fiscal years 2005 and 2006 amounted to approximately $82,101 and $208,489, respectively. Research and development is paramount for ForgeHouse as a method to maintain a competitive advantage. Approximately __% and __%, respectively, in such fiscal years, of its research and development costs were borne directly by its customers.

Employees

ForgeHouse currently has seven employees, all of whom are full-time. None of its employees is covered by a collective bargaining agreement, nor are they represented by a labor union. It has not experienced any work stoppages, and it considers relations with its employees to be good.

POST-CLOSING BENEFICIAL OWNERSHIP AND MANAGEMENT

Description of Securities

Our authorized capital stock currently consists of 100,000,000 shares of common stock. Following the effectiveness of the amendment and restatement of our articles of incorporation described herein, our authorized capital stock will also include 10,000,000 shares of blank check preferred stock, par value $.001 per share, which may be issued in one or more series with such limitations and restrictions as may be determined in the sole discretion of our Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof.

As of December __, 2007, there were 52,500,000 shares of our common stock outstanding. Immediately following the Closing and the repurchase of Ms. Milkovich’s shares of common stock, there will be 28,000,000 post-split shares of our common stock outstanding. Each share of common stock is entitled to one vote on each matter submitted to a vote of our stockholders.

As of the Closing, we will have one series of preferred stock designated “Series A Convertible Preferred Stock” with 2,000,000 shares authorized and outstanding, having such rights, preferences, privileges and restrictions as set forth on Exhibit C to this Information Statement. We will also have 8,000,000 authorized shares of preferred stock that have not been designated rights or preferences by the Board.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the shares of each class of securities beneficially owned or deemed to be beneficially owned as of December __, 2007 and immediately following the Closing, respectively, by (i) each person whom we know beneficially owns more than 5% of our common stock, (ii) our current director and those persons who have been appointed as our directors effective at least 20 days after mailing of this Information Statement, (iii) our current officer and those persons who will become our officers at Closing, and (iv) all of our directors and executive officers as a group.

Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the beneficial owners named in the tables below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of security interests beneficially owned by a person and the percentage ownership of that person for purposes of the tables below, we deemed outstanding shares of security interests subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of December __, 2007 and the Closing, respectively. We did not deem those shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Immediately prior to Closing:

Title of Class	Name of Beneficial Owner	Amount and nature of beneficial ownership		Percent of class(1)
Common Stock	Nicole Milkovich(2)	35,000,000	(3)	66.67%
Common Stock	Alexander Man-Kit Ngan (4)	0		0%
Common Stock	Directors and Officers as a Group (2persons)	35,000,000		66.67%

(1)	Based on 52,500,000 shares of common stock outstanding.

(2)	127 East 18th Avenue Vancouver, BC, Canada V5V 1E4.

(3)	A limited revocable proxy is held by Alexander Ngan for purposes of voting on certain actions, including those described in this Information Statement.

(4)	393A Chatham Road, Paramount Mansion, Flat B4, 7th Floor, Kowloon, K3.

At and immediately following Closing:

Title of Class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class (1)
Common Stock	TWE International, LLC (2)	8,775,000	31.339%
Common Stock	John A Britchford-Steel (2) (4)	8,775,000	31.339%
Common Stock	Jose Alonso (2) (4)	8,775,000	31.339%
Common Stock	Palmer Trust (2)	1,575,000	5.625%
Common Stock	Patrick Palmer (2) (5)	1,575,000	5.625%
Common Stock	Gina Palmer (2) (5)	1,575,000	5.625%
Common Stock	Alexander Man-Kit Ngan (3)	-	-
Common Stock	Directors and executive officers as a group (3 persons)	10,350,000	36.964%
Series A Preferred Stock	John A Britchford Steel (2)	-	-
Series A Preferred Stock	Jose Alonso (2)	-	-
Series A Preferred Stock	Alexander Man-Kit Ngan (3)	-	-
Series A Preferred Stock	Directors and executive officers as a group (3 persons)	-	-

(1)	Based on 28,000,000 shares of common stock, and 2,000,000 shares of Series A preferred stock, as applicable, issued and outstanding as of _______________, 2007.
(2)	1575 Northside Drive NW, Building 300, Suite 375, Atlanta, Georgia, 30318.
(3)	393A Chatham Road, Paramount Mansion, Flat B4, 7th Floor, Kowloon, K3.
(4)	John Britchford-Steel and Jose Alonso are the beneficial owners and sole managers of TWE International, LLC.
(5)	Patrick Palmer and Gina Palmer are the co-trustees and sole beneficiaries of the Palmer Trust.

Management

Our bylaws provide that our Board shall consist of one to nine persons. In contemplation of the transactions contemplated by the Exchange Agreement, the Company’s sole officer and director, Nicole Milkovich, resigned as a director and Alexander Ngan was appointed as the Company’s sole director. Simultaneous with the Closing, Ms. Milkovich will resign all of her positions as an officer of the Company and the persons identified below will become our executive officers.

Set forth below is certain information as of December __, 2007 regarding those directors whose election will be effective 20 days after mailing this Information Statement and our executive officers at Closing.

Name	Age	Position
John A. Britchford-Steel	65	Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, Director
Jose Alonso	42	Chief Operating Officer; Director
Alexander Man-Kit Ngan	56	Director

John A. Britchford-Steel has been President and Chief Executive Officer of ForgeHouse since 2002. He was an owner of The GS Group, LLC, from 1992 to 2007, and he was a manager of GS Security Group, LLC, from 2002 to 2004. GS Security Group, LLC was an affiliate of ForgeHouse.

Jose Alonso has been our Chief Operating Officer since 2002. He also served as manager of The GS Group, LLC, from 1992 to 2007 and as a manager of GS Security Group, LLC, from 2002 to 2004. GS Security Group, LLC was an affiliate of ForgeHouse.

Alexander Man-Kit Ngan has been a director of ours since October 6, 2007. He has served as a director of Amish Naturals, Inc., a manufacturer of organic and natural pasta products located in Holmesville, Ohio, since September 29, 2006. He has served as a director of Singamas Container Holdings, Ltd., the world’s second largest manufacturer of containers, since July 2003. From 2005 until January of 2007, Mr. Ngan served as a director for Clearant, Inc., a Los Angeles, California, enterprise that develops and markets pathogen inactivation technology to producers of biological products. From 1993 through May 2002, he was a partner at ChinaVest Limited, a private equity investment firm. From May 1998 to October 2001, Mr. Ngan served as President and CEO of OEM manufacturer Zindart Ltd.

Our directors are elected by the stockholders to a term of one year and serve until their successor is elected and qualified. Officers are elected by the Board to a term of one year and serve until their successor is duly elected and qualified, or until they are removed from office. There are no family relationships between or among our directors and executive officers, except Mr. Alonso is the son-in-law of Mr. Britchford-Steel.

Our Board has not had an audit committee, compensation committee, or nominating committee because, due to the board’s composition and our relatively limited operations, the board was able to effectively manage the issues normally considered by such committees. Our new Board effective 20 days after the mailing of this Information Statement may undertake a review of the need for these committees.

Prior to Closing, we have no independent directors, as Mr. Ngan retains a revocable proxy to vote our majority stockholder’s shares of common stock. At Closing, however, Mr. Ngan will become an independent director. The determination of independence of directors has been made using the definition of “independent director” contained under Rule 4200(a)(15) of the marketplace rules of the Nasdaq Stock Market, Inc.

Board Meetings

Our Board and ForgeHouse’s managers did not hold an annual meeting during the respective company’s last completed fiscal year. It is our policy that our directors are invited and encouraged to attend all of our annual meetings.

Board Nominations

We do not have a nominating committee charter. The duties and responsibilities of our Board, which acts as the nominating committee, include (i) overseeing corporate governance matters and (ii) nominating new members to serve on the Board.

Our Board will consider board candidates recommended for consideration by our stockholders, provided the stockholders provide information regarding candidates as reasonably requested by us within the timeframe proscribed in Rule 14a-8 of Regulation 14A under the Exchange Act and other applicable rules and regulations. Recommendation materials are required to be sent to the Board at our address listed in this Information Statement. There are no specific minimum qualifications required to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more of our Board to possess, other than as are necessary to meet any requirements under the rules and regulations applicable to us. Our Board considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board.

The Board considers and evaluates director candidates that are suggested by members of the Board, as well as management and stockholders. Although it has not previously done so, the Board may also retain a third-party executive search firm to identify candidates. The process for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves reviewing potentially eligible candidates, conducting background and reference checks, interviews with the candidate and others as schedules permit, meeting to consider and approve the candidate, and, as appropriate, preparing and presenting an analysis with regard to particular recommended candidates. The Board endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long term interest of our stockholders and contribute to our overall corporate goals.

Security Holder Communications with our Board of Directors

Our Board has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of our Board, or the independent directors as a group, any committee of our Board or any chair of any such committee, by mail. To communicate with our Board, any individual directors or any group or committee of directors, correspondence should be addressed to our Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Secretary” at ForgeHouse, Inc., 1575 Northside Drive NW, Building 300, Suite 375, Atlanta, Georgia 30318.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for our Board will be forwarded promptly to the addressee. In the case of communications to our Board or any group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Executive Compensation

Currently, neither our officer or director is being compensated for his or her services; however, they are reimbursed for any out-of-pocket expenses they incur on our behalf. We also do not currently have any benefits, such as health insurance, life insurance or any other benefits available to our employees. In addition, we have no outstanding employment agreements.

At Closing, ForgeHouse’s executive officers will become our executive officers, as indicated above under the heading “Management.” The chart below refers to the officers of ForgeHouse and their respective compensation:

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All other Compensation	Total
John A. Britchford-Steel	2006	$125,583	-	-	-	-	-	$8,282	$133,865
John A. Britchford-Steel	2005	$79,917	-	-	-	-	-	$6,650	$86,567
Jose Alonso	2006	$120,500	-	-	-	-	-	$13,975	$134,475
Jose Alonso	2005	$97,800	-	-	-	-	-	$12,250	$110,050

Neither we nor ForgeHouse compensated our directors/managers during our respective last completed fiscal years.

Employment Agreements

In connection with John Britchford-Steel’s appointment as our President and Chief Executive Officer and Jose Alonso’s appointment as our Chief Operating Officer, we will enter into an employment agreement with each of them (individually, the “Executive”) at Closing. The employment agreement provides for the Executive to receive the following:

• Initial base salary of $108,000;

• Annual bonus determined by the Board of Directors in its sole discretion;

• Participation in employee medical, health, pension, welfare and insurance benefit plans as maintained by the Company from time to time for the general benefit of its executive employees, as well as all other benefits and perquisites as are made generally available to the Company’s executive employees; and

• At least three weeks annual vacation.

In addition, the Executive will be granted an option to purchase ________ shares of the Company’s common stock, which is described above. The agreement also contains non-competition and confidentiality provisions, along with intellectual property assignment provisions.

If the Executive’s employment is terminated by the Company without cause (as defined in the agreement):

• The Executive will receive payment of his base salary through and including the date of termination, payment of any earned but unpaid bonus for the prior fiscal year, payment for all accrued but unused vacation time existing as of the date of termination, and reimbursement of business expenses incurred prior to the date of termination;

• The Executive will be eligible to receive a severance payment equal to six-months base salary, provided he signs a general release of all claims in a form approved by the Board of Directors; and

• The options granted under the agreement will cease vesting on the date of termination of employment, and to the extent vested and not previously exercised or expired, may be exercised in accordance with the terms and conditions of the 2007 Incentive Plan.

If the Executive’s employment is terminated by the Company with cause (as defined in the agreement), or by the Executive for any reason by providing written notice to the Company prior to the date of resignation:

• The Executive will receive payment of his base salary through and including the date of termination, payment of any earned but unpaid bonus for the prior fiscal year, payment for all accrued but unused vacation time existing as of the date of termination, and reimbursement of business expenses incurred prior to the date of termination;

• The options granted under the agreement will cease vesting on the date of termination of employment, and to the extent vested and not previously exercised or expired, may be exercised in accordance with the terms and conditions of the 2007 Incentive Plan; and

• The Executive may continue to participate in the Company’s employee benefit plans to the extent permitted by and in accordance with the terms thereof or as otherwise required by law.

In the event that the Executive’s employment terminates for reason of death or permanent disability (as defined in the agreement), the Executive, his beneficiary or estate shall be entitled to receive the payments that would have been payable to the Executive under a termination without cause as of the date of death or the date as of which the Company determines in its sole discretion that the Executive had become permanently disabled.

In connection with Patrick Palmer’s, Gina Palmer’s, and Barry Petenbrink appointment as our _______________, _______________, and ______________, respectively, we will enter into an employment agreement with each of them (individually, the “Employee”) at Closing. The employment agreement provides for the Employee to receive the following:

• Initial base salary of $________;

• Annual bonus determined by the Board of Directors in its sole discretion;

• Participation in employee medical, health, pension, welfare and insurance benefit plans as maintained by the Company from time to time for the general benefit of its executive  employees, as well as all other benefits and perquisites as are made generally available to the Company’s executive employees; and

• At least three weeks annual vacation.

In addition, the Employee will be granted an option to purchase ________ shares of the Company’s common stock, which is described above. The agreement also contains non-competition and confidentiality provisions, along with intellectual property assignment provisions.

If the Employee’s employment is terminated by the Company without cause (as defined in the agreement):

• The Employee will receive payment of his base salary through and including the date of termination, payment of any earned but unpaid bonus for the prior fiscal year, payment for all accrued but unused vacation time existing as of the date of termination, and reimbursement of business expenses incurred prior to the date of termination;

• The Employee will be eligible to receive a severance payment equal to three-months base salary, provided he signs a general release of all claims in a form approved by the Board of Directors; and

• The options granted under the agreement will cease vesting on the date of termination of employment, and to the extent vested and not previously exercised or expired, may be exercised in accordance with the terms and conditions of the 2007 Incentive Plan.

If the Employee’s employment is terminated by the Company with cause (as defined in the agreement), or by the Employee for any reason by providing written notice to the Company prior to the date of resignation:

• The Employee will receive payment of his base salary through and including the date of termination, payment of any earned but unpaid bonus for the prior fiscal year, payment for all accrued but unused vacation time existing as of the date of termination, and reimbursement of business expenses incurred prior to the date of termination;

• The options granted under the agreement will cease vesting on the date of termination of employment, and to the extent vested and not previously exercised or expired, may be exercised in accordance with the terms and conditions of the 2007 Incentive Plan; and

• The Employee may continue to participate in the Company’s employee benefit plans to the extent permitted by and in accordance with the terms thereof or as otherwise required by law.

In the event that the Employee’s employment terminates for reason of death or permanent disability (as defined in the agreement), the Employee, his beneficiary or estate shall be entitled to receive the payments that would have been payable to the Employee under a termination without cause as of the date of death or the date as of which the Company determines in its sole discretion that the Employee had become permanently disabled.

Compensation Policy

The Board will review and determine the compensation provided to our executive officers, including stock compensation. In addition, the board will review and make recommendations on stock compensation arrangements for all of our employees.

Our executive compensation policy is designed to enable it to attract, motivate and retain highly qualified executive officers. The key components of the compensation program will be:

• • •	base salary; annual incentive bonus awards; and stock options or other awards under the 2007 Incentive Plan.

In arriving at specific levels of compensation for executive officers, the board will rely on:

• •	the recommendations of management; benchmarks provided by generally available compensation surveys;

•	the experience of board members and their knowledge of compensation paid by comparable companies or companies of similar size or generally engaged in a similar industry; and

•	the advice and counsel of experts and advisors with broad experience in the field of executive compensation.

The Board will seek to ensure that an appropriate relationship exists between executive pay and corporate performance. Executive officers are entitled to customary benefits generally available to all Company employees, including group medical insurance. The board may retain compensation consultants to assist the board in determining the compensation of the Chief Executive Officer or senior executive officers. The board may form and delegate authority to committees and may delegate authority to one or more designated members of the board.

Certain Relationships and Related Transactions

John A. Britchford-Steel, a director and officer of the Company at Closing, entered into a Personal Guaranty Agreement, effective in October 2007, in our favor. Mr. Alonso’s execution of the Personal Guaranty Agreement was a condition to our willingness to enter into the ForgeHouse Note described above.

Jose Alonso, a director and officer of the Company at Closing, entered into a Personal Guaranty Agreement, effective in October 2007, in our favor. Mr. Alonso’s execution of the Personal Guaranty Agreement was a condition to our willingness to enter into the ForgeHouse Note described above.

At Closing, the aforementioned guarantees are extinguished.

Change in Control

Except for the change in control related to the Closing and the preferred stock financing described herein, there has been no change in control of the Company during the most recent fiscal year ended January 31, 2007, nor to the date hereof, and there are no other current agreements, pledges of the Company’s common stock or arrangements or understandings that may result in a change in control of the Company.

Dissenters’ Rights

The Nevada Revised Statutes do not provide for dissenters’ right of appraisal in connection with any of the approved matters discussed in this Information Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our security interests, to file initial reports of ownership and reports of changes in ownership with the Commission. These officers, directors and stockholders are required by Commission regulations to furnish us with copies of all such reports that they file. Based solely upon a review of copies of such reports furnished to us during the fiscal year ended January 31, 2007 and thereafter, or any written representations received by us from reporting persons that no other reports were required, we believe that, during our fiscal year-ended January 31, 2007, all Section 16(a) filing requirements applicable to our reporting persons were met.

Involvement in Certain Legal Proceedings

The Company is not aware of any material proceedings in which any director or officer, any owner of record or beneficial owner of more than 5% of any class of voting securities of the Company, or any affiliate of any such director, officer, affiliate of the Company or security holder, nor any person who will become a director 20 days after the mailing of this Information Statement, is a party adverse to the Company or has a material interest adverse to the Company.

FINANCIAL INFORMATION

Item 2. Management’s Discussion and Analysis or Plan of Operation.

The following discussion should be read in conjunction with the financial information included elsewhere in this Form 8-K, including the Company’s audited financial statements for the periods ending December 31, 2006, and December 31, 2005, as well as the interim financials, and related notes. Because of the reverse acquisition, the following discussion relates to the separate financial statements of ForgeHouse, and reference to the Company and to “we,” “our,” and similar words refer to ForgeHouse.

THE FOLLOWING PRESENTATION OF FORGEHOUSE’S MANAGEMENT’S DISCUSSION AND ANALYSIS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION INCLUDED ELSEWHERE IN THIS REPORT.

A Note About Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on current management’s expectations. These statements may be identified by their use of words like “plans,” “expect,” “aim,” “believe,” “projects,” “anticipate,” “intend,” “estimate,” “will,” “should,” “could,” and other expressions that indicate future events and trends. All statements that address expectations or projections about the future, including statements about our business strategy, expenditures, and financial results are forward-looking statements. Management of ForgeHouse believes that the expectations reflected in such forward-looking statements are accurate. However, management cannot assure you that such expectations will occur.

Actual results could differ materially from those in the forward looking statements due to a number of uncertainties including, but not limited to, those discussed in this section. Factors that could cause future results to differ from these expectations include general economic conditions, further changes in our business direction or strategy; competitive factors, oil and gas exploration uncertainties, and an inability to attract, develop, or retain technical, consulting, managerial, agents, or independent contractors. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives requires the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and accordingly, no opinion is expressed on the achievability of those forward-looking statements. No assurance can be given that any of the assumptions relating to the forward-looking statements specified in the following information are accurate, and management assumes no obligation to update any such forward-looking statements. You should not unduly rely on these forward-looking statements, which speak only as of the date of this Current Report. Except as required by law, management is not obligated to release publicly any revisions to these forward-looking statements to reflect events or circumstances occurring after the date of this report or to reflect the occurrence of unanticipated events.

Overview of ForgeHouse

ForgeHouse is a Georgia-based, Incident Management, Alerting and Business Workflow Automation software company that has not yet generated or realized any material amounts of revenues from our planned business operations. During the fiscal year-ended December 31, 2006, ForgeHouse financed its operations in the form of capital contributions from its members, bank loans and private debt and equity funding sources, which it used for the on-going development of its software platform – OneVision. Management’s plan is to continue to add to the functionality of its software platform, as well as to initiate and ramp-up its sales and marketing efforts into its primary markets – Security, Healthcare, Government and Education.

On _________, 2008, we plan to complete a business combination with Milk Bottle Cards, Inc., which will be accounted for as a “reverse takeover” and the resulting financial statements will be those of ForgeHouse. In connection with the merger, we expect to raise $2,000,000 through the sale of 2 million Series A Convertible Preferred Units, each unit consisting of a share of Series A Preferred stock and a warrant to purchase one common share. The units will have full registration rights, with standard liquidated damages. We plan to use the proceeds of this private placement to fund the on-going development, sales and marketing of the Company’s software platform, OneVision. As well, a portion of the proceeds will be used to pay down the Company’s bank debt, as well as a portion of its private debt.

There is limited historical financial information available upon which to base an evaluation of our performance. We were a development stage company through the end of our 2006 fiscal year and have not generated any material amounts of revenue as a result of our planned operations. We cannot guarantee we will be successful in our core business or in any business operations. Our business is subject to risks inherent in the establishment of a new business enterprise, including limited capital resources.

We have no assurance that future financing, as needed, will be available on acceptable terms, if at all. If financing is not available on satisfactory terms or on a timely basis, we may be unable to continue with our current business plan. If equity or convertible debt financing is available to us on acceptable terms, it could result in additional dilution to our stockholders.

Results of Operations for the Fiscal Years Ended December 31, 2006 and 2005

For the fiscal years ended December 31, 2006, and 2005, we were a development-stage company and had a net loss of $1,357,176 and $934,028, respectively. Revenues increased from $37,433 to $68,245, primarily from the expansion of one pilot customer’s services, as new features to the software were developed. Our expenses relate largely to operating expenses, including software development costs, payroll related costs, professional fees, and administrative costs. Software development costs increased from $82,101 for the year ended December 31, 2005 to $208,489 for the year ended December 31, 2006, largely due to acceleration of development efforts for the OneVision software from a beta version to a version suitable for mass use across multiple industries. In addition to utilizing all of its internal development resources, ForgeHouse also used outsourced software development resources. Professional fees decreased from $159,725 in 2005 to $105,888 in 2006 due to lower legal fees. Higher legal fees were incurred in the previous year related to the Arngrove debt and equity financings. As a result of the increased debt borrowing, interest expense increased from $77,836 in 2005 to $286,961 in 2006.

Result of Operations for Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

Commencing in our current fiscal year, we are no longer a development stage company. For the three-month and nine-month periods ended September 30, 2007, we had net losses of $248,035 and $827,531 respectively, compared to the same periods in 2006 of $322,378 and $1,058,336 respectively. Revenues increased in the nine month period for 2007 in comparison with 2006 due to the acquisition of a significant customer and the execution of a licensing agreement with it. Product development expense changed in the respective three-month and nine-month periods in 2006 to 2007 from $52,714 and $144,081 to $46,872 and $248,840, respectively, due to acceleration of development efforts to add functionality to the OneVision software. Payroll expense decreased for the nine-month period in 2007in comparison with 2006 from $297,746 to $163,533 as the two members of management waived compensation in order to conserve our cash reserves.

Liquidity and Capital Resources

As of September 30, 2007, the total assets of ForgeHouse were $114,031, which included current assets of $26,071. ForgeHouse’s total liabilities were $2,721,944, all of which were current, resulting in negative working capital of $2,695,873.

Despite ForgeHouse’s negative cash flows from operations of $842,318 and $795,653 for the 2006 and 2005 fiscal years, respectively, and further negative cash flows from operations of $281,936 for the nine-month period ended September 30, 2007, it has financed its operations in the form of capital contributions from its members, bank loans and private debt and equity funding sources. Management’s plan includes the continued development and implementation of our business plan primarily focused toward Sales and Marketing of OneVision.

No assurances can be given that we will be able to obtain sufficient working capital through the sale of our common stock and borrowing or that the development and implementation of our business plan will generate sufficient revenues in the future to sustain ongoing operations. These factors raise substantial doubt with our auditor about our ability to continue as a going concern.

Plan of Operation for the Next Twelve Months

During the next twelve months, we plan to focus on building our Sales and Marketing capabilities directly and through Channel Partners that have established relationships within the target markets, both domestically and internationally. We also plan to introduce new functionality and enhance the capabilities of the current OneVision software platform to increase the value proposition to the customers in our current target markets, as well as to expand into additional vertical markets.

Since inception, ForgeHouse has financed its operations in the form of capital contributions from its members, bank loans and private debt and equity funding sources. Although we expect that, during the next 12 months, our operating capital needs will be met by our current economic resources and, if required, by additional private equity transactions, there can be no assurance that funds required will be available on terms acceptable to us or at all. If we are unable to raise sufficient funds on terms acceptable to us or on a timely basis, we may be unable to continue with our business plan. If equity or convertible debt financing is available to us on acceptable terms, it could result in additional dilution to our stockholders.

Off-Balance Sheet Arrangements

We have no off balance sheet arrangements as of September 30, 2007.

Our audited historical financial statements as of and for the years ended January 31, 2007 and 2006 and three- and nine-month periods ended October 31, 2007, are incorporated by reference into this Information Statement from our filings with the Securities and Exchange Commission.

The following are historical audited and unaudited financial statements of ForgeHouse as of and for the years ended December 31, 2006 and 2005 and the three- and nine-month periods ended September 30, 2007 and 2006, together with a discussion and analysis provided by ForgeHouse’s management relating to ForgeHouse’s financial statements and plan of operation.

ForgeHouse, LLC
(A Georgia Limited Liability Company)

Condensed Consolidated Financial Statements

As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

Forgehouse, LLC
(A Georgia Limited Liability Company)

Condensed Consolidated Balance Sheet
September 30, 2007

ASSETS

Current assets:
Accounts receivable - trade	$17,259
Prepaid insurance	8,812

Total current assets	26,071

Equipment, net of accumulated depreciation of $26,940	1,293
Software development costs, net of accumulated amortization of $86,667	86,667

Total assets	$114,031

LIABILITIES AND MEMBERS’ DEFICIT

Current liabilities:
Notes payable in default	$1,420,792
Accrued interest on note in default	492,596
Cash overdraft	89,509
Accounts payable - trade	299,881
Related party loan payable	100,500
Accrued expenses	70,995
Note payable	247,671

Total current liabilities	2,721,944

Commitments and contingencies

Members’ deficit:
ForgeHouse, LLC	(2,561,871)
Variable interest entity	(46,042)

Total Members’ deficit	$114,031

Total liabilities and Members’ deficit	$114,031

The accompanying notes are an integral part of the financial statements.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Condensed Consolidated Statements of Operations
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

For the Nine-Month		For the Three-Month
Periods Ended September 30,		Periods Ended September 30,
2007	2006	2007	2006

Net revenues	$187,790	$35,878	$51,222	$13,366
Operating expenses:
Cost of revenues	72,216	18,950	7,712	3,000
Software development costs	248,840	144,081	46,872	52,714
Payroll related expenses	163,533	297,746	70,986	80,960
Professional fees	81,527	94,629	36,386	40,944
Depreciation and amortization	27,382	29,390	9,748	9,287
General and administration	152,688	206,461	38,615	67,316

Total operating expenses	746,186	791,257	210,319	254,221

Loss from operations	(558,396)	(755,379)	(159,097)	(240,855)

Other expense:
Interest expense	(269,135)	(199,203)	(88,938)	(81,523)
Accretion of loan discount	-	(103,719)	-	-
Other expense	-	(35)	-	-

Total other expense	(269,135)	(302,957)	(88,938)	(81,523)

Loss from consolidated operations	(827,531)	(1,058,336)	(248,035)	(322,378)
Net income of Variable Interest Entity from inception to December 31, 2004	-	-	-	-

Net loss	(827,531)	(1,058,336)	(248,035)	(322,378)

The accompanying notes are an integral part of the financial statements.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Condensed Consolidated Statements of Members’ Deficit
For the Period from June 24, 2002 (Inception) to September 30, 2007

	Member		Accumulated
	Units	Capital	Deficit	Total
Balance, June 24, 2002 (Inception)	-	-	-	-
Member contributed capital	100,000	$547,718	-	$547,718
Net loss from inception to December 31, 2004	-	-	$(792,829)	$(792,829)

Balance, December 31, 2004	100,000	$547,718	$(792,829)	(245,111)
Value of net asset of the Variable Interest Entity as of January 1, 2005	-	-	47,036	47,036
Member contributed capital	42,857	454,926	-	454,926
Member distribution	-	(200,000)	-	(200,000)
Net loss	-	-	(934,028)	(934,028)

Balance, December 31, 2005	142,857	802,644	(1,679,821)	(877,177)
Contributed capital	-	-	-	-
Net loss	-	-	(1,357,176)	(1,357,176)

Balance, December 31, 2005	142,857	1,001,672	(3,036,997)	(2,035,325)
Member contributed capital	-	254,943	-	254,943
Net loss	-	-	(827,531)	(827,531)

Balance, December 31, 2006	142,857	$1,256,615	$(3,864,528)	$(2,607,913)

The accompanying notes are an integral part of the financial statements.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Condensed Consolidated Statements of Cash Flows
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

	For the Nine-Month Periods Ended September 30,
	2007	2006
Cash flows from operating activities:
Net loss	$(827,531)	$(1,058,336)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation	1,382	1,528
Amortization	26,000	26,000
Amortization of loan costs	-	1,862
Accrued interest on debt	246,171	169,272
Accretion of loan fees	-	103,719
Decrease (increase) in assets:
Accounts receivable	(65,499)	(11,406)
Inventory for resale	(8,812)	-
Prepaid expenses and other current assets	790	-
Increase (decrease) in liabilities:
Accounts payable	156,084	102,934
Accrued expenses	18,979	7,994
Related party payables	100,500	-
Deferred revenue	70,000	-
Cash used in operating activities	(281,936)	(656,433)

Cash flows used in investing activities:
Acquisition of equipment	-	-
Capitalized software development costs	-	-

Cash used in investing activities	-	-

Cash flows provided by (used in) financing activities:
Proceeds from the issuance of debt	-	650,000
Payments on debt	(35,548)	(33,379)
Member contributed capital	254,943	5,212
Net increase in bank overdrafts	62,541	26,968
Cash provided by financing activities	281,936	648,801

Net increase (decrease) in cash	-	(7,632)

Cash at beginning of period	-	7,632

Cash at end of period	-	-

The accompanying notes are an integral part of the financial statements.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Condensed Consolidated Statements of Cash Flows
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

Supplemental Disclosure of Cash Flow Information

	For the Nine-Month Periods Ended September 30,
	2007	2006
Cash paid during the fiscal years for:
Interest	$21,429	$7,463
Income taxes

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

1.	Description of the Company’s Business

ForgeHouse, LLC (a Georgia Limited Liability Company) (the “Company”) was formed in the state of Georgia in June 2002 and was a marketing and sales company in the development stage through December 31, 2006. The Company is engaged in the development of OneVision®, a proprietary software product. OneVision® is a web based application, which serves as the virtual control and command system for compliance, security and maintenance operations. The Company has one class of Membership unit. The Company has elected to be treated as a partnership for income taxation purposes and does not have an finite life. No Member is liable for any liabilities, indebtedness, duties or obligations of the Company in excess of the sum of (a) the Member’s capital contributions actually made to the Company which have not been returned or refunded; or (b) all amounts to which the Member is entitled to distribution which have not yet been distributed to the Member.

2.	Summary of Significant Accounting Policies

Principals of Consolidation

The Consolidated Financial Statements include the accounts of GS Security Group, LLC (“GS Security”), a related party (see Note 8, Related Party Transactions). The Company has evaluated the borrowing relationship with GS Security and determined that it is the primary beneficiary of GS Security’s past access to borrowed funds. As required by the Financial Accounting Standards Board (“FASB”) Interpretation No. 46 Revised (“Fin 46R”), Consolidation of Variable Interest Entities, the Company consolidates GS Security in its Consolidated Financial Statements (see Note 3, Variable Interest Entity). Intercompany transactions and balances are eliminated in consolidation.

Transition from Development Stage Operations and the Start of Ongoing Operations

The Company is an entity that was in the development stage for the year ended December 31, 2006 and was primarily engaged in the development of its sole operating software system OneVision®. The focus of the Company while it was in the development stage was computer software research and development efforts directed toward the development and marketing of the OneVision® software system into the physical security industry.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

2.	Summary of Significant Accounting Policies, Continued

Transition from Development Stage Operations and the Start of Ongoing Operations, Continued

In April 2007, the Company entered into a licensing agreement with a national security industry provider (the “Licensee”) by which the Company granted an exclusive license to the Licensee to use, market and distribute the Company’s OneVision® software through its internal security system and its industry customers throughout United States. The execution of this agreement marked the Company’s transition from development stage to ongoing operations. Accordingly, the Company’s operations in 2007 and beyond will not reflect inception to date information nor will it considered an entity in the development stage.

The agreement provides for the Licensee to pay the Company a base service fee of $10,000 per month along with an annual per user service fee payable at the beginning of each service year that that Licensee utilizes the OneVision® service. The annual user service fees are a minimum of $1,140 per year, with additional optional services and hardware available. The Company’s per user service fee rates are subject to an upward rate adjustment if the licensee does not meet certain agreed upon user participation levels. In order for the licensee to maintain the exclusivity rights in the United States, the Licensee must meet minimum user participation levels and have paid all fees due under the agreement.

Management’s Plan

The Company has had limited experience in managing ongoing software development efforts and marketing the OneVision® software package, and there is no assurance that the OneVision® software adaptation efforts will not encounter problems. The Company’s success will depend in part on its ability to obtain patents (one is now pending) and product license rights, maintain trade secrets, and operate without infringing on the proprietary rights of others, both in the United States and other countries. There can be no assurance that patents issued to or licensed by the Company will not be challenged, invalidated, or circumvented, or that the rights granted there under will provide proprietary protection or competitive advantages to the Company.

The accompanying financial statements as of September 30, 2007 and for the three-month and nine-month periods ended December 31, 2007 and 2006 have been prepared assuming the Company will continue as a going concern. The Company, over time, has experienced recurring losses and negative cash flows from operations, and as of September 30, 2007, the Company’s current liabilities exceeded its current assets by $2,695,873 and its total liabilities exceeded its total assets by $2,607,913. These factors raise substantial doubt about

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

2.	Summary of Significant Accounting Policies, Continued

Management’s Plan, Continued

the Company’s ability to continue as a going concern. During the remainder of the year 2007 and during 2008, management intends to raise additional debt and/or equity financing to fund future operations, ongoing software development costs, and to provide other Company working capital needs. The Company’s marketing plan is to assist its OneVision® North American licensee in expanding acceptance and use of the product and to develop additional applications with significant anticipated demand requirements. Management believes that its plans will contribute towards achieving profitability. However, there is no assurance that such plans will be consummated or result will be of a sufficient level necessary to meet the Company’s ongoing cash needs. No assurances can be given that the Company can obtain sufficient working capital through borrowings from the related party and lending institutions or that the continued implementation of its business plan will generate sufficient revenues in the future to sustain ongoing operations.

The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

Revenue Recognition

The Company recognizes revenue from the monthly access fees to its OneVision® software, technical support fees and applications programming and training services. The Company recognizes revenue from the monthly access fees and related services in accordance with the American Institute of Certified Public Accountants’ Statement of Position (“SOP”) 97-2, Software Revenue Recognition and SOP 98-9, Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions. Revenue is recognized when persuasive evidence of an arrangement exists, product delivery has occurred or services have been rendered, and the fee is determinable and collectability is probable.

Software Development Costs

The Company accounts for development costs related to software products to be sold, leased, or otherwise marketed in accordance with FASB SFAS No. 86, Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed. Software development costs are expensed as incurred until technological feasibility has been established, at which time such costs are capitalized until the product is available for general release to customers.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

2.	Summary of Significant Accounting Policies, Continued

Software Development Costs, Continued

The Company’s software was available July 1, 2003 for general release approximately seven months after the establishment of technological feasibility and, accordingly, the Company has capitalized certain software development costs incurred in that period. SFAS No. 2, Accounting for Research and Development Costs, establishes accounting and reporting standards for research and development. During the nine-month periods ended September 30, 2007 and 2005, the Company did not capitalize any software development costs. The Company has capitalized $173,333 in software development costs for the period from June 24, 2002 (inception) through September 30, 2007. The Company expensed $248,840 and $144,081 as research and development expense during the nine-month periods ended September 30, 2007 and 2006 and $46,872 and $52,714 during the three-month periods ended September 30, 2007 and 2006.

In accordance with SFAS No. 2, the costs the Company incurs to enhance its existing products are expensed in the period they are incurred and included in product development costs in the statements of operations.

Amortization of capitalized software development costs begins when the product is available for general release. Amortization is provided on a product-by-product basis on the straight-line method over the software products economic useful life. Unamortized capitalized software development costs determined to be in excess of net realizable values of the product are expensed immediately. During the three and nine-month periods ended September 30, 2007 and 2006, the Company amortized product development costs totaling $8,667, $8,667, $26,000 and $26,000, respectively.

Management has concluded that the software development costs have no residual value and a 5 year period of amortization, with the amortization period starting with the first general sale of the product after the beta site. This occurred in April 2005.

Future amortization of the software development costs is as follows for the years ended September 30:

2008	34,667
2009	34,667
2010	17,333
2011	-
2012 and thereafter	-

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

2.	Summary of Significant Accounting Policies, Continued

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods and are their best estimates. Actual results could differ from those estimates. The most significant estimates relate to the estimate not to provide an allowance for uncollectible accounts receivable, the determination of useful lives used in calculating depreciation, intangible asset valuations and intangible useful lives, and the value of services provided for which Member equity interests was part of the consideration and contingencies. These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.

Disclosures about Fair Values of Financial Instruments

At September 30, 2007, the Company’s financial instruments are cash, accounts receivable, accounts payable and notes payable. The recorded values of cash, accounts receivable, bank overdrafts and accounts payable approximate their fair values based on their short-term nature. The recorded values of notes payable approximate their fair values as interest approximates market rates.

Cash

The Company considers deposits that can be redeemed on demand and investments that have original maturities of less than three months, when purchased, to be cash equivalents. As of September 30, 2007, the Company’s cash was deposited in one financial institution and there were no cash equivalents present.

Accounts Receivable - Trade and Allowance for Doubtful Accounts

Trade accounts receivable are stated at the amount the Company expects to collect. The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company’s estimate is based on its historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company’s estimate of the allowance for doubtful accounts will change. Based on the Company’s status as a development stage company and past level of sales, the Company has not experienced any accounts receivable that could not be collected, and as such, the allowance for doubtful accounts is zero at September 30, 2007. As the Company expands, it fully expects the allowance for doubtful accounts to increase from zero.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

2.	Summary of Significant Accounting Policies, Continued

Prepaid Expenses

The Company’s prepaid expenses consist mainly of amounts paid for annual insurance contracts. The amounts are expensed ratably over the term of the contract.

Equipment

Equipment is recorded at cost. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally, accelerated depreciation methods) for tax purposes where appropriate. Repairs and maintenance are expensed as incurred. When equipment is retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is included in operations. During the three and nine-month periods ended September 30, 2007 and 2006, the Company did not dispose of any equipment.

The estimated useful lives of computer and office equipment are as follows:

Estimated
Useful
Lives
Computer equipment	3 years
Office equipment	7 years

Leases

The Company reviews all leases for capital or operating classification at their inception under the guidance of the Financial Accounting Standards Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 13, Accounting for Leases, as amended. The Company uses its incremental borrowing rate in the assessment of lease classification and defines the initial lease term to exclude lease extension periods.

For leases that contain rent escalations, the Company records the total rent payable during the lease term, as defined above, on a straight-line basis over the term of the lease.

Impairment of Long-Lived Assets

In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property and equipment and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

2.	Summary of Significant Accounting Policies, Continued

Impairment of Long-Lived Assets. Continued

impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset. Fair value is determined based on the estimated discounted future cash flows expected to be generated by the asset. The factors considered by management in performing this assessment include current operating results, trends and prospects, as well as the effects of obsolescence and economic factors.

Deferred Financing Costs

Costs relating to obtaining financing are capitalized and amortized over the term of the related debt using the straight-line method. The remaining deferred financing costs during 2006 were charged to operations as interest expense. The related debt is now in default and is classified as a current liability.

Deferred Revenue - Amounts Billed in Advance

The Company recognizes revenues as earned. Amounts billed in advance of the period in which service is rendered are recorded as a liability under “Deferred revenue.” The Company did not have any deferred revenue at September 30, 2007.

General and Administrative Expense

General and administrative expense includes the cost of maintaining the infrastructure of the company that is not directly related to delivery of products and services or the selling efforts. Also included in this category is the provision for doubtful accounts receivable.

Product Development Expense

The Company includes in product development expense those costs related to maintaining a technical workforce to the extent that their activities principally involve the following software development activities:

•	conceptual formulation and design of possible product or process alternatives;
•	testing in search for or evaluation of product or process alternatives;
•	modification of the formulation or design of a product or process; and
•	engineering activity required to advance the design of a product to the point that it meets specific functional and economic requirements and is ready for production.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

2.	Summary of Significant Accounting Policies, Continued

Income Taxes

The Company is treated as a partnership for federal income tax purposes. Federal income taxes are not payable, or provided for, by the Company. Members report their proportionate share of the Company’s income or losses. The Company’s income or losses are allocated among the Members in accordance with its Members’ Agreement and Georgia state law.

Disclosures about Fair Values of Financial Instruments

The estimated fair value of all financial instruments on the Company’s September 30, 2007 balance sheet has been determined by the Company using available market information and appropriate valuation methodologies. Because considerable judgment is required in developing the estimates of fair value, these estimates are not necessarily indicative of the amounts that could be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. None of the Company’s financial instruments have been held or issued for trading purposes. The Company does not have any off balance sheet financial instruments.

The following methods were used by the Company in estimating fair value disclosures for these financial instruments:

Current Assets and Certain Current Liabilities

The carrying amounts of accounts receivable - trade, prepaid insurance, bank overdraft, accounts payable - trade and certain other current liability amounts approximate fair value due to the short term maturities of these instruments.

Notes Payable in Default

The fair value of the two notes payable in default at September 30, 2007 are are their face value. One of the notes payable has had the related note payable discount fully accreted.

Recent Accounting Pronouncements

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

2.	Summary of Significant Accounting Policies, Continued

Recent Accounting Pronouncements, Continued

measurement of a tax position taken or expected to be taken in a tax return. FIN 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for the Company beginning January 1, 2008 (Note 10). The Company believes that adoption of FIN 48 will not have a material effect on its financial position, results of operations or cash flows.

In September 2006, FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. This Statement does not require any new fair value measurements. The Company does not expect the adoption of this statement to have a material impact on its financial position, results of operations or cash flows.

In December 2007, FASB issued SFAS No. 141 (Revised 2007), Business Combinations. Under SFAS 141R, the acquiring entity is required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. Statement 141R will change the accounting treatment for certain specific items, including:

•	Noncontrolling interests (formerly known as “minority interests” -- see SFAS 160 discussion below) are valued at fair value as of the acquisition date;

•
Acquired contingent liabilities will be recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies;

•	In-process research and development will be recorded at fair value as an indefinite-lived intangible asset at the acquisition date;

The Company is required to adopt SFAS 141R as of January 1, 2009.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

3.	Variable Interest Entity

The Company, in 2002, received advances from GS Security (the “Variable Interest Entity” or “VIE”) to fund start-up working capital needs, the ongoing costs incurred in the development of its OneVision® software system and the repayment of certain loans to a Member, who is also a related party of both entities (Note 8). This source of the funds provided by GS Security came from its own debt financing entered into in May 2002. The GS Security borrowing was in the form of a $456,000 Small Business Administration guaranteed loan (the “SBA loan”) from the North Atlanta National Bank (the “lender”). Two individuals that are the only Members of the Company’s managing Member are also the only Members of GS Security (Note 8 - Related Party Transactions). GS Security over a period of time wound down its day to day operations, sold its operating business in 2004, used the proceeds from the business sale to in part fund the Company. GS Security, since the business sale in 2004, does not have ongoing operations. GS Security as of September 30, 2007 had a net liability principally comprised of the unpaid SBA loan balance. GS Security is dependent upon the Company, which is not a guarantor of the SBA loan, and its managing Member’s two Members, who are guarantors of the SBA loan, to make required SBA loan payments.

The Company determined its debt servicing requirement with GS Security requires GS Security to be a variable interest entity as described in FIN 46R. The Company has concluded that it is the primary beneficiary as defined by FIN 46R and, as a result, the Company consolidated GS Security as of January 1, 2005. To date, the Company has expensed all of the funds advanced to service the SBA loan as the eventual collection of the advances is considered unlikely. The results of GS Security’s operations from the Company’s inception through December 31, 2004, are reported as a separate line item in the Consolidated Statements of Operations (no tax consideration is required) (Note 10 - Subsequent Event: Reverse Merger Transaction). There are no transactions other than GS Security since the Company’s adoption that meets the criteria for reporting under FIN 46R. The consolidation of GS Security with the Company did not materially affect the Company’s operating results or its financial condition.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

3.	Variable Interest Entity, Continued

The consolidation of the balance sheets, statements of operations and statements of Members’ deficit of ForgeHouse, LLC and the VIE for the nine-month period ended September 30, 2007 are as follows:

		GS Security
	ForgeHouse	VIE	Consolidated
Assets:
Current assets:
Accounts receivable, trade	$87,259	-	$87,259
Inventory	8,812	-	8,812
Total current assets	96,071	-	96,071
Equipment, net	1,293	-	1,293
Software development costs, net	86,667	-	86,667
Other assets [a]	(180,836)	$180,836	-

Total assets	$3,195	$180,836	$184,031
Liabilities and Members’ deficit:
Current liabilities:
Notes payable in default, net	$1,199,536	$221,256	$1,420,792
Bank overdraft	89,509	-	89,509
Accounts payable - trade	294,259	5,622	299,881
Related party payable	100,500	-	100,500
Accrued expenses	70,995	-	70,995
Accrued interest	492,596	-	492,596
Deferred income	70,000	-	70,000
Note payable	247,671	-	247,671
Total current liabilities	2,565,066	226,878	2,791,944

Total liabilities	2,565,066	226,878	2,791,944

Members’ deficit	(1,755,859)	(24,523)	(1,780,382)
Net loss	(806,012)	(21,519)	(827,531)

Total Members’ deficit	(2,561,871)	(46,042)	(2,607,913)

Total liabilities and Members’ deficit	$3,195	$180,836	$184,031
[a] reflects intercompany elimination

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

3.	Variable Interest Entity, Continued

Statement of operations:

		GS Security
	ForgeHouse	VIE	Consolidated

Net revenues	$187,790	-	$187,790
Operating expenses:
Costs of revenues	72,216	-	72,216
Software development costs	248,840	-	248,840
Payroll related expenses	163,533	-	163,533
Professional fees	81,527	-	81,527
Depreciation and amortization	27,382	-	27,382
General and administrative expenses	152,598	$90	152,598

Total operating expenses	746,096	90	748,192

Loss from operations	(558,306)	(90)	(560,402)

Other expense:
Interest expense	(247,706)	(21,429)	(269,135)
Amortization of loan amount	-	-	-
Loss on disposal of fixed assets	-	-	-
Other expense	-	-	-

Total other expense	(247,706)	(21,429)	(269,135)

Loss from consolidated operations	(806,012)	(21,519)	(829,537)
Net income of VIE from inception to December 31, 2004	-	-	-

Net loss	$(806,012)	$(21,519)	$(829,537)

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

3.	Variable Interest Entity, Continued

Statement of Members’ deficit:

	Member		Accumulated
	Units	Capital	Deficit	Total

Balance, June 24, 2002	-	-	-	-
Contributed capital	100,000	$547,718	-	$547,718
Net loss of ForgeHouse	-	-	$(792,829)	(792,829)

Balance, December 31, 2004	100,000	547,718	(792,829)	(245,111)
Value of the net asset of the VIE as of January 1, 2005	-	-	47,036	47,036
Contributed capital	42,857	454,926	-	454,926
Member distribution		(200,000)	-	(200,000)
Net loss of ForgeHouse	-	-	(926,511)	(926,511)
Net loss of VIE	-	-	(7,517)	(7,517)

Balance December 31, 2005	142,857	802,644	(1,679,821)	(877,177)
Contributed capital	-	199,028	-	199,028
Net loss of ForgeHouse	-	-	(1,315,863)	(1,315,863)
Net loss of VIE	-	-	(41,313)	(41,313)

Balance, December 31, 2006	142,857	1,001,672	(3,036,997)	(2,035,325)
Contributed capital	-	254,943	-	254,943
Net loss of ForgeHouse	-	-	(806,012)	(806,012)
Net loss of Variable Interest Entity	-	-	(21,519)	(21,519)
Balance, September 30, 2007	$142,857	$1,256,615	$(3,864,528)	$(2,607,913)

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

4.	Accounts Receivable - Trade

Accounts receivable - trade is comprised of the following at September 30, 2007:

Accounts receivable	$21,760
Allowance for doubtful accounts receivable	-

Accounts receivable - trade, net	$21,760

The Company did not increase the allowance for doubtful accounts during the year ended September 30, 2007. All of the accounts receivable were pledged as security as part of the Company’s loans with the private lender (Note 6).

5.	Equipment

Equipment is comprised of the following at September 30, 2007:

Computer equipment	$26,896
Office equipment	1,337

Total property and equipment	28,233
Less: accumulated depreciation	(26,940)

Property and equipment, net	$1,293

Depreciation expense amounted to $461, $461, $1,383, and $1,383 for the three-month and nine-month periods ended September 30, 2007 and 2006, respectively. All of the equipment was pledged as security in conjunction with either of the Company’s loans with the bank or the private lender (Note 6).

6.	Debt

Notes Payable in Default - Secured Debt

North Atlanta National Bank - Small Business Administration Guaranteed Loan

On August 19, 2002 the Company’s VIE entered a loan agreement with North Atlanta National Bank (the “Lender”) which was guaranteed by the Small Business Administration (the “SBA Loan) and was originated in August 2002. The SBA loan at September 30, 2007 had a face value of $456,000 with a variable interest rate based on the Wall Street Journal prime rate plus 2.75% per annum. The SBA Loan requires monthly payments of $6,331, with all unpaid principal and interest due at maturity in August 2010. The amount of the monthly SBA Loan payment is subject to adjustment annually in August so that the principal balance is amortized ratably over the remaining term of the loan. The interest rates at September 30, 2007 and November 30, 2007 were 10.00% and 10.50%, respectively. The SBA loan’s variable interest rate is is subject to adjustment on a calendar quarter basis.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

6.	Debt, Continued

Notes Payable in Default - Secured, Continued

North Atlanta National Bank - Small Business Administration Guaranteed Loan, Continued

The weighted-average interest rate for the nine-month periods ended September 30, 2007 and 2006 were 9.81% and 10.56%, respectively. The SBA loan is secured by substantially all of the assets (both tangible and intangible) of the Company and GS Security (Note 3, Variable Interest Entity). The unpaid balance of the SBA loan is $221,257 at September 30, 2007. The loan is in default due to violations of multiple loan agreement covenants, and as such, has been classified as a current liability and “in default” on the balance sheet. The Company has not been notified by the Lender that the SBA Loan’s promissory note is all due and payable.

Specific costs related to the SBA Loan were capitalized upon issuance of the debt and were being amortized to interest expense using the effective interest rate method over the five-year term of the debt. The entire unamortized loan balance was expensed in the year ended December 31, 2006 when the loan was classified as in default.

Arngrove Group Holdings Ltd.

In May 2005, the Company entered into a combination debt, sale of Member equity and services agreement transaction (the “Agreement”) with Arngrove Group Holdings Ltd (“Arngrove”) (a United Kingdom entity). The Agreement provided the Company with a line-of-credit facility (the “Loan Agreement”) that called for Arngrove to advance the Company as requested up to $100,000 per month, with a maximum aggregate sum not to exceed $1,200,000 over the twelve month period ending May 2006. The Loan Agreement was evidenced by a note payable with a not-to-exceed face amount of $1,200,000 entered into in May 2005. The note payable at September 30, 2007 has both a face and fair value of $1,200,000 with a fixed interest rate of 10.0% per annum. The amount of stated interest related to this Loan Agreement was included in accrued interest on note in default and was $492,596 at September 30, 2007.  The Loan Agreement for financial reporting purposes was discounted at inception to reflect an effective interest rate yield of 29.7% (as of the date the Loan Agreement promissory note was created); its initial discount recognized was $114,622. The discount was being accreted ratably over the initial life of the Loan Agreement promissory note. In 2006, the Loan Agreement’s restrictive covenants went into default and all of the unaccreted discount was expensed. The accretion of the Loan Agreement discount is reported in the statement of operations under other expense and amounted to $0, $0, $0 and $103,719 for the three and nine-month periods ended September 30, 2007 and 2006, respectively. The required annual interest only payments were to commence as of June 1, 2006. Neither the June 2006 nor June 2007 interest only payments have been made by the Company. In addition, the Line of Credit requires semi-annual principal payments of

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

6.	Debt, Continued

Notes Payable in Default - Secured

Arngrove Group Holdings Ltd. Continued

$240,000. The first principal payment is due in June 2008 and then each December and June thereafter through and including June 2010 when all unpaid principal and interest is due. The Line of Credit is secured by substantially all of the assets of the Company and holds a secondary position to the SBA Loan.

The Agreement also included a services contract that provided for Arngrove to provide certain consulting services and receive a fee (the “Fee”) of approximately $120,000 each year, payable monthly within 7 days of each month-end. The Fee was a required portion of the Agreement. It is being treated by the Company as additional interest. The Company determined that the nature of the consultancy services called for in the Agreement were investor’s due diligence procedures or were not provided to the Company at all. The Fee is charged as interest expense as of operations. The Company has not made any Fee payments to Arngrove as provided for in the service contract, and the unpaid amount related to the consultancy fee of $266,806 is included in the accrued interest of note in default balance at September 30, 2007.

The Agreement included the sale of Member equity to four individuals related to Arngrove for $300,000 and a 30% interest in the Company (Note 9). This was a necessary provision to obtain the loan, which was why the Company accepted the invested at a discounted price.

The Company, based on prior equity investments, estimated the fair value of the 30% equity interest at $600,000. The Company trifurcated the values of the loan, equity interest, and service contract based on the net cash received from the agreement, resulting in the recording of the equity investment at a value of $414,622 and a discount on the underlying loan of $114,622, to be amortized over the life of the loan.

As the Company has not made the necessary payments to stay current as required by the provisions of the loan and also violated other negative and affirmative loan covenants, the loan is classified as a Note in Default on the face of the balance sheet.

Unsecured Debt - After All loan

In August 2006, the Company borrowed $200,000 from a group (“After All”) that consisted of some of the same Members of Arngrove Group Holdings, Ltd. The loan was unsecured and interest accrues at a rate of 20% per annum, which is calculated monthly and rolled into the principal balance of the loan. The loan term was six months from the issuance date and has been extended on a month-to-month basis at the discretion of After All. The principal balance, including accrued interest, at September 30, 2007 is $247,671.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

6.	Debt, Continued

Unsecured Debt - After All loan, Continued

The Company incurred interest cost in the nine-month and three-month periods ended September 30, 2007 and 2006 of $269,135, $199,203, $88,938, and $81,523, respectively, all of which was charged to operations.

Notes Payable in Default

As a result of non-financial debt restrictions, the Company was unable to remain in compliance with covenants arising under its two long-term note agreements. The covenants that were in default as of September 30, 2007 and are still in default as of December 12, 2007, include the sale of certain assets restricted as to disposition by covenants, use of loan proceeds for other than identified purposes, and the failure to make agreed upon debt service payments in accordance with the loan document terms. A total of $1,456,342 of long-term debt is subject to accelerated maturity and, as such, the creditors may, at their option, give notice to the Company that amounts owed are immediately due and payable. As a result, the full amount of the related long-term debt has been classified as a current liability in the accompanying Balance Sheet at September 30, 2007.

7.	Commitments and Contingencies

Legal Actions

Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

7.	Commitments and Contingencies, Continued

Operating Leases

The Company recognized rental expense of $811, $10,964, $17,658 and $35,291 for the three-month and nine-month periods ended September 30, 2007 and 2006, respectively. The Company occupied its Norcross, Georgia facility under a rental agreement that had a lease term that expired in March 2007. The Company is currently subleasing space from a third party on a month-to-month basis.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of the accounts receivable - trade. The Company operates in a market segment that is highly competitive and rapidly changing. Significant technological changes, shifting customer requirements, the emergence of competitive products with new capabilities and other factors could negatively impact the Company’s operating results.

Concentration of Credit Risk, Continued

The Company had one customer that individually comprised more than 10% of the accounts receivable - trade balance, for a total of 83% of the accounts receivable - trade balance at September 30, 2007.

Two customers were individually responsible for more than 10% of the revenue for the three-month and nine-month periods ended September 30, 2007, totaling 87% and 94% of the Company’s sales during these periods, respectively. One of these customers along with one other made up more than 10% of the Company’s sales during the nine-month period ended September 30, 2006, totaling 87% of total sales during the period.

If the Company were to lose any of these customers, the impact on its consolidated financial statements would be unknown, but could be significant. The Company has not experienced any such loss of customers as of November 30, 2007.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

8.	Related Party Transactions

Member Loans

Two individuals who are the only Members of the Company’s managing Member, TWE, LLC (a Georgia Limited Liability Company) (“TWE”) have from time to time and as required since the Company’s inception in 2002 advanced funds to the Company to meet ongoing operational cash flow needs. All amounts advanced and unpaid up September 30, 2007 have been recorded as Member capital contributions (Note 9, Members’ Equity Transactions). As of September 30, 2007, there is an amount due to one of the individuals for funds he advanced to the Company during 2007.

Personal Guarantees for the Benefit of the GS Security

The two individuals who are TWE’s Members have provided ongoing personal guarantees for the SBA loan (Note 6, Debt). The personal guarantees are for an amount not to exceed the SBA Loan principal balance plus costs and unpaid accrued interest. The inability of the Company to meet the ongoing debt service requirements of the SBA loan could require the two individuals to make the debt service payments. The impact of such an event on the Company is unknown at this time.

Contributed Services

An individual, who is a Member of the Company, provided software development during the year ended December 31, 2006. The contributed services provided the Company were recorded at a fair value of $54,836 and the Member did not receive additional member units or capital participation (Note 9, Members’ Equity Transactions.

9.	Members’ Equity Transactions

Members’ Equity Issued for Cash

In June 2002, the Company’s managing Member, TWE, LLC (a Georgia Limited Liability Company) (“TWE”) contributed Members’ capital of $52,936 for 84,000 Member units with a Members’ capital and income and loss participation of 84%.

In June 2005, Arngrove related individuals contributed members’ capital of $300,000 in cash as part of a unit transaction with an allocated fair value of $414,622 for 45,857 Members’ units with a Members equity only participation of 30% (Note 6, Debt). This transaction resulted in the dilution of all but one of the other Member’s equity participation percentages as of that date.

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

9.	Members’ Equity Transactions, Continued

Additional Members’ Capital Contributions

In the year ended December 31, 2005, TWE contributed additional Members’ capital in cash of $40,304 and did not receive additional Member units, Members’ capital or Members’ income or loss participation.

In the year ended December 31, 2006, TWE contributed additional Members’ capital of $134,192 and did not receive either additional Members’ units or any additional Members’ capital participation.

In the nine-month period ended September 30, 2007, TWE contributed additional Members’ capital of $200,943 and did not receive either additional Members’ units or any additional Members’ capital participation.

Members’ Equity Issued for Services

In June 2002, two individuals contributed a portion of future software programming services they were to provide under a services agreement related to the development of the OneVision® computer software product to the Company. The individuals contributed portions of their services with a fair value based on the initial hours and current market rate for their services that was determined in the initial software development planning. These contributed members’ equity had a fair value of $272,283 for which they received 15,000 Member units (the Members’ equity participation equated to a 15% ownership position at the time of the agreement). Of this services agreement amount, $173,333 was eventually capitalized as software development cost and the remaining $98,950 was charged to operations as software development costs.

In the year ended December 31, 2006, a Company Member contributed to the Company as a capital contribution the amount due him by the Company for past software programming services related to the ongoing software system development of OneVision®. The fair value of the contributed services was $54,836 and was based on the fair value of the services based on the time spent and the hourly rate charged. The Member did not receive additional Member units or Members’ capital participation. The total amount was recorded as computer software development costs.

In the nine-month period ended September 30, 2007, two individuals and Members of the Company contributed past services provided to the Company with a fair value of $54,000

Forgehouse, LLC
(A Georgia Limited Liability Company)

Notes to the Condensed Consolidated Financial Statements
As of September 30, 2007, and
For the Three-Month and Nine-Month Periods Ended September 30, 2007 and 2006

9.	Members’ Equity Transactions, Continued

Members’ Equity Issued for Services, Continued

and did not receive any additional Member units or Members’ capital participation. The full amount was recorded as research and development cost and can be found in software development expenses in the statement of operations.

Member Distribution

In the year ended December 31, 2005, an individual who is a Member of TWE and a related party (Note 8, Related Party Transactions) received a $200,000 Member capital distribution. The Member capital distribution did not effect his Member units or Members’ capital or income and loss participation.

10.	Subsequent Events

Reverse Acquisition

On July 31, 2007, the Company entered into a Nonbinding Letter of Intent with Milk Bottle Cards, Inc. (“Milk Bottle”). The Company Members will exchange their Membership interests for 10,500,000 shares of Milk Bottle common stock. Milk Bottle is a non operating public shell corporation. For accounting purposes, the acquisition will be treated as a recapitalization of the Company with the Company being treated as the acquirer (a reverse acquisition). The historical financial statements prior to the planned transaction are those of Milk Bottle’s historical stockholders’, but they will be retroactively restated (a recapitalization) for the equivalent number of shares received by the Company in the exchange transaction. Earnings per share for the periods prior to the exchange transaction will be restated to reflect the number of equivalent shares received by the Company. The current Company equity holders will own 35% of the combined entity and will have the right to appoint two Members to the Board at the close of the planned transaction. Following the anticipated completion of the transaction, the holders of the a newly issued Series A Preferred Stock who simultaneously with the planned reverse merger transaction will have paid $2,000,000 for the Series A units comprised of one share of Series A preferred stock with a stated value of $1.00 per share and a warrant to purchase one share of common stock at an exercise price of $1.00. The Series A convertible preferred stockholders will have the right to appoint two additional board members. A fifth and final Member of the Board will be agreed upon by majority of the four original directors; therefore, no block of stockholders has the ability to appoint a voting majority of the Board Members. The planned recognition of the Company as the accounting acquirer in this anticipated transaction, therefore, is based upon a determination that the ForgeHouse interest-holders in Milk Bottle (1) will be the largest minority stockholder group, (2) will represent all Members of senior management, and (3) will have paid a premium for their equity interests over Milk Bottle’s fair market value.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Consolidated Financial Statements

As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Index to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

Independent Auditors’ Report	F-31

Consolidated Financial Statements of ForgeHouse, LLC (A Georgia Limited Liability Company) (An Entity in the Development Stage):

Consolidated Balance Sheet as of December 31, 2006	F-32

Consolidated Statements of Operations for Each of the Two Years in the Period Ended December 31, 2006 and for the Period from June 24, 2002 (Inception) to December 31, 2006	F-33

Consolidated Statements of Members’ Deficit for the Period from June 24, 2002 (Inception) to December 31, 2006	F-34

Consolidated Statements of Cash Flows for Each of the Two Years in the Period Ended December 31, 2006 and for the Period from June 24, 2002 (Inception) to December 31, 2006	F-35

Notes to Consolidated Financial Statements	F-37

Independent Auditors’ Report

To the Members of
ForgeHouse, LLC

We have audited the accompanying balance sheet of ForgeHouse, LLC (a Georgia Limited Liability Company) (An Entity in the Development Stage) as of December 31, 2006, and the related statements of operations, members’ deficit, and cash flows for each of the years in the two-year period ended December 31, 2006 and for the period from June 24, 2002 (inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ForgeHouse, LLC as of December 31, 2006, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2006 and for the period from June 24, 2002 (inception) to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, Development Stage Operations and Management’s Plan to the financial statements, the Company has sustained continued losses while operating as an entity in the development stage. At December 31, 2006, the Company had a net working capital deficiency and member deficit, both of which amounted to $2,035,325. In addition, as discussed in Note 6, Debt the Company has two notes payable that are in default as of December 31, 2006 and remain in default as of December 12, 2007 as a result of the ongoing breaches of multiple non- financial covenants. Those conditions raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

As discussed in Note 10, Subsequent Events - Reverse Acquisition, in July 2007 the Company entered into a nonbinding Letter of Intent with a non-operating public shell corporation (the “legal acquirer”). If the transaction is completed, it will be treated for accounting purposes as a recapitalization of the Company with the current Members’ group ownership share in the legal acquirer anticipated to be the largest minority shareholder group. There will be no majority shareholder or group of shareholders.

Kelly & Company
Costa Mesa, California
December 12, 2007

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Consolidated Balance Sheet
December 31, 2006

ASSETS
Current assets:
Accounts receivable - trade	$21,760
Prepaid insurance	790

Total current assets	22,550

Equipment, net of accumulated depreciation of $25,558	2,675
Software development costs, net of accumulated amortization of $60,667	112,667

Total assets	$137,892

LIABILITIES AND MEMBERS’ DEFICIT
Current liabilities:
Notes payable in default	$1,456,342
Accrued interest on note in default	276,342
Cash overdraft	26,968
Accounts payable - trade	143,798
Accrued payroll and related expenses	6,704
Accrued expenses	45,310
Note payable	217,753

Total current liabilities	2,173,217

Commitments and contingencies

Members’ deficit:
ForgeHouse, LLC	(2,010,802)
Variable interest entity	(24,523)

Total members’ deficit	(2,035,325)

Total liabilities and members’ deficit	$137,892

The accompanying notes are an integral part of the consolidated financial statements.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Consolidated Statements of Operations
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

			For the
			Period From
			June 24, 2002
			(Inception) to
	For the Year Ended December 31,		December 31,
	2006	2005	2006

Net revenues	$68,245	$37,433	$182,627
Operating expenses:
Cost of revenues	19,906	22,358	54,902
Software development costs	208,489	82,101	407,942
Payroll related expenses	386,872	374,535	1,033,213
Professional fees	105,888	159,725	371,826
Depreciation and amortization	48,158	34,327	208,234
Selling, general and administration	265,393	209,676	684,032

Total operating expenses	1,034,706	882,722	2,760,149

Loss from operations	(966,461)	(845,289)	(2,577,522)

Other expense:
Interest expense	(286,961)	(77,836)	(364,913)
Accretion of loan discount	(103,719)	(10,903)	(114,622)
Loss on disposal of fixed assets	-	-	(25,899)
Other expense	(35)	-	(1,077)

Total other expense	(390,715)	(88,739)	(506,511)

Loss from consolidated operations	(1,357,176)	(934,028)	(3,084,033)
Net income of Variable Interest Entity from inception to December 31, 2004	-	-	39,673

Net loss	$(1,357,176)	$(934,028)	$(3,044,360)

The accompanying notes are an integral part of the consolidated financial statements.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Consolidated Statements of Members' Deficit
For the Period from June 24, 2002 (Inception) to December 31, 2006

	Member		Accumulated
	Units	Capital	Deficit	Total

Balance, June 24, 2002 (Inception)	-	-	-	-
Contributed capital	100,000	$547,718	-	$547,718
Net loss from inception to December 31, 2004	-	-	$(792,829)	(792,829)

Balance, December 31, 2004	100,000	547,718	(792,829)	(245,111)
Value of net asset of the Variable Interest Entity as of January 1, 2005	-	-	47,036	47,036
Contributed capital	42,857	454,926	-	454,926
Member distribution	-	(200,000)	-	(200,000)
Net loss	-	-	(934,028)	(934,028)

Balance, December 31, 2005	142,857	802,644	(1,679,821)	(877,177)
Contributed capital	-	199,028	-	199,028
Net loss	-	-	(1,357,176)	(1,357,176)

Balance, December 31, 2006	142,857	$1,001,672	$(3,036,997)	$(2,035,325)

The accompanying notes are an integral part of the consolidated financial statements.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Consolidated Statements of Cash Flows
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

			For the
			Period From
			June 24, 2002
			(Inception) to
	For the Year Ended December 31,		December 31,
	2006	2005	2006
Cash flows from operating activities:
Net income (loss)	$(1,357,176)	$(934,028)	$(3,044,360)
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Net income of Variable Interest Entity from inception to December 31, 2004	-	-	-
Depreciation	1,989	5,844	90,672
Amortization	34,666	26,000	60,666
Loss on disposal of assets	-	-	25,899
Amortization of loan costs	11,503	2,483	-
Accretion of loan discount	103,719	10,903	114,622
Decrease (increase) in assets:
Accounts receivable - trade	(17,877)	36,492	(21,760)
Prepaid expenses and other current assets	(18)	(772)	(790)
Increase (decrease) in liabilities:
Accounts payable - trade	94,612	8,289	143,798
Accrued interest on debt	257,213	36,883	276,342
Accrued expenses	29,051	12,253	52,014
Cash used in operating activities	(842,318)	(795,653)	(2,302,897)
Cash flows used in investing activities:
Acquisition of equipment	-	(4,956)	(119,246)
Addition to intangible asset	-	-	(173,333)
Cash used in investing activities	-	(4,956)	(292,579)
Cash flows provided by (used in) financing activities:
Opening capital balance of VIE	-	-	7,363
Borrowings - debt	650,000	750,000	1,856,000
Payments - debt	(41,310)	(87,404)	(181,905)
Contributed capital	199,028	340,304	1,087,050
Member distribution	-	(200,000)	(200,000)
Bank overdraft	26,968	(19)	26,968
Cash provided by financing activities	834,686	802,881	2,595,476
Net increase (decrease) in cash	(7,632)	2,272	-
Cash at beginning of period	7,632	5,360	-
Cash at end of period	-	$7,632	-

The accompanying notes are an integral part of the consolidated financial statements.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Consolidated Statements of Cash Flows
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

Supplemental Disclosure of Cash Flow Information
			For the
			Period From
			June 24, 2002
			(Inception) to
	For the Year Ended December 31,		December 31,
	2006	2005	2006
Cash paid during the fiscal years for:
Interest	$40,994	$31,531	$170,728
Income taxes

Schedule of Non-Cash Items

Schedule of non-cash items:
Fair value allocation of Arngrove transaction proceeds:
Increase in Members’ contributed capital	$114,622
Decrease in note payable to record debt discount	$(114,622)

The accompanying notes are an integral part of the consolidated financial statements.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

1.	Description of the Company’s Business

ForgeHouse, LLC (a Georgia Limited Liability Company) (the “Company”) was formed in the state of Georgia in June 2002 and was a marketing and sales company in the development stage through December 31, 2006. The Company is engaged in the development and sale of OneVision®, a proprietary software product. OneVision® is a web based application which serves as the virtual control and command system for compliance, security and maintenance operations. The Company has only one class of membership units. The Company has elected to be treated as a partnership for income taxation purposes and does not have a finite life. No Member is liable for any liabilities, indebtedness, duties or obligations of the Company in excess of the sum of (a) the Members’ capital contributions actually made to the Company, which have not been returned or refunded; or (b) all amounts for which the Member is entitled to a distribution, which have not yet been distributed to the Member.

2.	Summary of Significant Accounting Policies

Principles of Consolidation

The Consolidated Financial Statements include the accounts of GS Security Group, LLC (“GS Security”), a related party (Note 3, Variable Interest Entities). The Company has evaluated the borrowing relationship with GS Security and determined that it is the primary beneficiary of GS Security’s access to borrowed funds. As required by Financial Accounting Standards Board (“FASB”) Interpretation No. 46 Revised (“FIN 46R”), Consolidation of Variable Interest Entities, the Company consolidates GS Security in its Consolidated Financial Statements. Intercompany transactions and balances are eliminated in consolidation.

Development Stage Operations and Management’s Plan

The Company is an entity that was in the development stage and primarily engaged in the development of its sole operating software system OneVision®. The focus to date of the Company’s computer software research and development efforts has been in the development and marketing of the OneVision® software system into the physical security industry. The Company has limited experience in managing ongoing software development efforts and marketing the OneVision® software package, and there is no assurance that the OneVision® software adaptation efforts will not encounter problems. The Company’s success will depend in part on its ability to obtain patents (one is now pending) and product license rights, maintain trade secrets, and operate without infringing on the proprietary rights

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

2.	Summary of Significant Accounting Policies, Continued

Development Stage Operations and Management’s Plan, Continued

of others, both in the United States and other countries. There can be no assurance that patents issued to or licensed by the Company will not be challenged, invalidated, or circumvented, or that the rights granted there under will provide proprietary protection or competitive advantages to the Company.

For the years ended December 31, 2006 and 2005 and for the period from June 24, 2002 through December 31, 2006 revenues of $68,245, $37,433, and $182,627 resulted from limited OneVision® revenue. The Company has no significant operating history and from June 24, 2002, (inception) to December 31, 2006, has generated a net loss of $3,044,360.

The year ended December 31, 2007 is the first year the Company will be considered an operating entity and no longer an entity in the development stage. This is the result of the Company’s implementation of its business plan when management entered into a licensing agreement with a licensee who has a significant share of the physical security industry in the United States.

The accompanying financial statements as of December 31, 2006 and for each of the two years in the period ended December 31, 2006 and for the period from June 24, 2002 (inception) to December 31, 2006 have been prepared assuming the Company will continue as a going concern. The Company, over time, has experienced recurring losses and negative cash flows from operations, and as of December 31, 2006, the Company’s current liabilities exceeded its current assets by $2,150,667 and its total liabilities exceeded its total assets by $2,035,325. These factors raise substantial doubt about the Company’s ability to continue as a going concern. During the remainder of the year 2007 and during 2008, management intends to raise additional debt and/or equity financing to fund future operations, ongoing software development costs, and to provide other Company working capital needs. The Company’s marketing plan is to assist its OneVision® North American licensee in expanding acceptance and use of the product and to develop additional applications with significant anticipated demand requirements. Management believes that its plans will contribute towards achieving profitability. However, there is no assurance that such plans will be consummated or result will be of a sufficient level necessary to meet the Company’s ongoing cash needs. No assurances can be given that the Company can obtain sufficient working capital through borrowings from the related party and lending institutions or that the continued implementation of its business plan will generate sufficient revenues in the future to sustain ongoing operations.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

2.	Summary of Significant Accounting Policies, Continued

Development Stage Operations and Management’s Plan, Continued

The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

Revenue Recognition

The Company recognizes revenue from the monthly access fees to its OneVision® software, technical support fees and applications programming and training services. The Company recognizes revenue from the monthly access fees and related services in accordance with the American Institute of Certified Public Accountants’ Statement of Position (“SOP”) 97-2, Software Revenue Recognition and SOP 98-9, Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions. Revenue is recognized when persuasive evidence of an arrangement exists, product delivery has occurred or services have been rendered, and the fee is determinable and collectability is probable.

Software Development Costs

The Company accounts for development costs related to software products to be sold, leased, or otherwise marketed in accordance with FASB SFAS No. 86, Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed. Software development costs are expensed as incurred until technological feasibility has been established, at which time such costs are capitalized until the product is available for general release to customers. The Company’s software was available July 1, 2003 for general release approximately seven months after the establishment of technological feasibility and, accordingly, the Company has capitalized certain software development costs incurred during that period. SFAS No. 2, Accounting for Research and Development Costs, establishes accounting and reporting standards for research and development. During the years ended December 31, 2006 and

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

2.	Summary of Significant Accounting Policies, Continued

Software Development Costs, Continued

2005, the Company did not capitalize any software development costs. The Company has capitalized $173,333 in software development costs for the period from June 24, 2002 (inception) through December 31, 2006. The Company has expensed $208,489, $82,101 and $407,942 as research and development expense during the years ended December 31, 2006 and 2005 and the period from June 24, 2002 (inception) through December 31, 2006.

In accordance with SFAS No. 2, the costs the Company incurs to enhance its existing products are expensed in the period they are incurred and included in product development costs in the statements of operations.

Amortization of capitalized software development costs begins when the product is available for general release. Amortization is provided on a product-by-product basis on the straight-line method over the software products economic useful life. Unamortized capitalized software development costs determined to be in excess of net realizable values of the product are expensed immediately. During the years ended December 31, 2006 and 2005, and for the period from June 24, 2002 (inception) through December 31, 2006, amortization of product development costs totaled $34,667, $26,000, and $60,667, respectively.

Management has concluded that the software development costs have no residual value and a 5 year period of amortization, with the amortization period starting with the first general sale of the product after the beta site. This occurred in April 2005.

Future amortization of the software development costs is as follows for the years ended December 31:

2007	$34,667
2008	34,667
2009	34,667
2010	8,666
2011 and thereafter	-

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

2.	Summary of Significant Accounting Policies, Continued

Use of Estimates, Continued

reported amounts of revenues and expenses during the reporting periods and are their best estimates. Actual results could differ from those estimates. The most significant estimates relate to the estimate not to provide an allowance for uncollectible accounts receivable, the determination of useful lives used in calculating depreciation, intangible asset valuations and intangible useful lives, the value of services provided for which Member equity interests were part of the consideration and contingencies. These estimates may be adjusted as more current information becomes available, and any adjustment could be significant.

Accounts Receivable - Trade and Allowance for Doubtful Accounts

Accounts receivable - trade are stated at the amount the Company expects to collect. The Company provides an allowance for doubtful accounts equal to the estimated uncollectible amounts. The Company’s estimate is based on its historical accounts receivable - trade collection experience and a review of the current status of accounts receivable - trade. It is reasonably possible that the Company’s estimate of the allowance for doubtful accounts will change. Based on the Company’s status through December 31, 2006 and for the period from June 24, 2002 (inception) through December 31, 2006, as a development stage company and the insignificant level of sales activity, the Company has not experienced any accounts receivable - trade that could not be realized, and as such, the allowance for doubtful accounts is zero at December 31, 2006. As the Company’s business plan and resultant ongoing operations expand, it anticipates the need to value the allowance for doubtful accounts to an amount above zero.

Prepaid insurance

The Company’s prepaid insurance represents amounts paid for annual insurance contracts in excess of the specific policy expense. The amounts are expensed ratably over the term of the contract.

Equipment

Equipment is recorded at cost. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally, accelerated depreciation methods) for tax purposes where appropriate. Repairs and maintenance are expensed as incurred. When equipment is retired, sold, or otherwise disposed of, the asset’s carrying amount and related accumulated depreciation are removed from the accounts and any gain or loss is included in

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

2.	Summary of Significant Accounting Policies, Continued

Equipment, Continued

operations. During the years ended December 31, 2006 and 2005, the Company did not dispose of any equipment; however, for the period from June 24, 2002 (inception) through December 31, 2006, the Company disposed of equipment with a cost of $86,773, resulting in a loss of $25,899. The estimated useful lives of computer and office equipment are as follows:

Estimated
Useful
Lives

Computer equipment	3 years
Office equipment	7 years

Leases

The Company reviews all leases for capital or operating classification at their inception under the guidance of the Financial Accounting Standards Board’s (FASB) Statement of Financial Accounting Standards (SFAS) No. 13, Accounting for Leases, as amended. The Company uses its incremental borrowing rate in the assessment of lease classification and defines the initial lease term to exclude lease extension periods.

For leases that contain rent escalations, the Company records the total rent payable during the lease term, as defined above, on a straight-line basis over the term of the lease.

Impairment of Long-Lived Assets

In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property and equipment, and intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset. Fair value is determined based on the estimated discounted future cash flows expected to be generated by the asset. The factors considered by management in performing this assessment include current operating results, trends and prospects, as well as the effects of obsolescence and economic factors.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

2.	Summary of Significant Accounting Policies, Continued

Deferred Financing Costs

Costs relating to obtaining financing are capitalized and amortized over the term of the related debt using the straight-line method. The remaining deferred financing costs during 2006 were charged to operations as interest expense. The related debt is now in default and is classified as a current liability.

Deferred Revenue - Amounts Billed in Advance

The Company recognizes revenues as earned. Amounts billed in advance of the period in which service is rendered will be recorded as a liability under “Deferred revenue.” The Company did not have any deferred revenue at December 31, 2006.

General and Administrative Expense

General and administrative expense includes the cost of maintaining the infrastructure of the Company that is not directly related to delivery services. Also included in this category would be the provision for doubtful accounts receivable.

Software Development Expense

The Company includes in software development expense those costs related to the following software development activities:

•	conceptual formulation and design of possible product or process alternatives;
•	testing in search for or evaluation of product or process alternatives;
•	modification of the formulation or design of a product or process; and
•	engineering activity required to advance the design of a product to the point that it meets specific functional and economic requirements and is ready for production.

Income Taxes

The Company is treated as a partnership for federal income tax purposes. Federal income taxes are not payable, or provided for, by the Company. Members report their proportionate share of the Company’s income or losses. The Company’s income or losses are allocated among the Members in accordance with its Members’ Agreement and Georgia state law.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

2.	Summary of Significant Accounting Policies, Continued

Disclosures about Fair Values of Financial Instruments

The estimated fair value of all financial instruments on the Company’s December 31, 2006 balance sheet has been determined using available information and appropriate valuation methodologies. Because considerable judgment is required in developing the estimates of fair value, these estimates are not necessarily indicative of the amounts that could be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. None of the Company’s financial instruments have been held or issued for trading purposes. The Company does not have any off balance sheet financial instruments.

The following methods were used by the Company in estimating fair value disclosures for these financial instruments:

Current Assets and Certain Current Liabilities

The carrying amounts of accounts receivable - trade, prepaid insurance, bank overdraft, accounts payable - trade and certain other current liability amounts approximate fair value due to the short term maturities of these instruments.

Notes Payable in Default

The fair value of the two notes payable in default at December 31, 2006 are their face value. The note payable that had a note payable discount has the discount fully accreted. The loan acquisition fees of the other note payable have also been fully amortized.

Recent Accounting Pronouncements

In June 2006, FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for the Company beginning January 1, 2008. The Company believes that adoption of FIN 48 will not have a material effect on its financial position, results of operations or cash flows.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

2.	Summary of Significant Accounting Policies, Continued

Recent Accounting Pronouncements, Continued

In September 2006, FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. This Statement does not require any new fair value measurements. The Company does not expect the adoption of this statement to have a material impact on its financial position, results of operations or cash flows.

In December 2007, FASB issued SFAS No. 141 (Revised 2007), Business Combinations (“SFAS 141R”). Under SFAS 141R, the acquiring entity is required to recognize all of the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS 141R will change the accounting treatment for certain specific items, including:

•	Noncontrolling interests (formerly known as “minority interests” -- see SFAS 160 discussion below) are to be valued at fair value as of the acquisition date;

•
Acquired contingent liabilities will be recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for non-acquired contingencies; and

•	In-process research and development will be recorded at fair value as an indefinite-lived intangible asset at the acquisition date.

The Company will adopt SFAS 141R as of January 1, 2009.

3.	Variable Interest Entity

The Company, in 2002, received advances of funds from GS Security (the “Variable Interest Entity” or “VIE”) to fund start-up working capital needs, the ongoing costs incurred in the development of its OneVision® software system and the repayment of certain loans to a Member, who is also a related party of both entities (Note 8). The source of the funds provided by GS Security came from its own debt financing entered into in May 2002. The GS Security borrowing was in the form of a $456,000 Small Business Administration guaranteed loan (the “SBA loan”) from the North Atlanta National Bank (the “lender”). Two individuals, that are the only Members of the Company’s managing Member, are also the only Members of GS Security (Note 8). GS Security over time wound down its day to day

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

3.	Variable Interest Entity, Continued

operations, sold its operating business in 2004, used the proceeds from the business sale to in part fund the Company. GS Security since the business sale in 2004 does not have ongoing operations. GS Security as of December 31, 2006 had a net liability principally comprised of the unpaid SBA loan balance. GS Security is dependent upon the Company, which is not a guarantor of the SBA Loan, and its managing Member’s two Members, who are guarantors on the SBA Loan, to make required SBA Loan payments.

The Company determined its debt servicing of the GS Security’s SBA loan requires GS Security be recognized as a variable interest entity as defined in FIN 46R. The Company has concluded that it is the primary beneficiary and, as a result, the Company consolidated GS Security as of January 1, 2005. To date, the Company has expensed all of the funds it has advanced to service the SBA loan, as the eventual collection of these advances is considered unlikely. The results of GS Security’s operations from the Company’s inception through December 31, 2004 are reported as a separate line item in the Consolidated Statements of Operations (no tax consideration is required). There are no transactions other than GS Security since the Company’s adoption of FIN 46R that meet its criteria for reporting. . The consolidation of GS Security with the Company did not materially affect the Company’s operating results or its financial condition.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

3.	Variable Interest Entity, Continued

The consolidating balance sheets, statements of operations and statements of Members’ deficit of ForgeHouse, LLC and the VIE for the year ended December 31, 2006 are as follows:

		GS Security
	ForgeHouse	VIE	Consolidated
Assets:
Current assets:
Accounts receivable, trade	$21,760	-	$21,760
Prepaid insurance	790	-	790
Total current assets	22,550	-	22,550
Equipment, net	2,675	-	2,675
Software development costs, net	112,667	-	112,667
Other assets [a]	(237,816)	$237,816	-

Total assets	$(99,924)	$237,816	$137,892
Liabilities and Members’ deficit:
Current liabilities:
Notes payable in default, net	$1,199,536	$256,806	$1,456,342
Accrued interest on note in default	276,342	-	276,342
Bank overdraft	26,968	-	26,968
Accounts payable - trade	138,265	5,533	143,798
Accrued expenses	52,014	-	52,014
Note payable	217,753	-	217,753

Total liabilities	1,910,878	262,339	2,173,217
Members’ deficit	(694,939)	16,790	(678,149)
Net loss	(1,315,863)	(41,313)	(1,357,176)

Total Members’ deficit	(2,010,802)	(24,523)	(2,035,325)

Total liabilities and Members’ deficit	$(99,924)	$237,816	$137,892
(a) reflects intercompany elimination

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

3.	Variable Interest Entity, Continued

Statement of operations:
		GS Security
	ForgeHouse	VIE	Consolidated

Net revenues	$68,245	-	$68,245
Operating expenses:
Costs of revenues	19,906	-	19,906
Software development costs	208,489	-	208,489
Payroll related expenses	386,872	-	386,872
Professional fees	105,888	-	105,888
Depreciation and amortization	36,656	11,503	48,159
Selling, general and administrative expenses	265,272	120	265,392

Total operating expenses	1,023,083	11,623	1,034,706

Loss from operations	(954,838)	(11,623)	(966,461)

Other expense:
Interest expense	(257,271)	(29,690)	(286,961)
Amortization of loan amount	(103,719)	-	(103,719)
Loss on disposal of fixed assets	-	-	-
Other expense	(35)	-	(35)

Total other expense	(361,025)	(29,690)	(390,715)

Loss from consolidated operations	(1,315,863)	(41,313)	(1,357,176)
Net income of VIE from inception to December 31, 2004	-	-	-
Net loss	$(1,315,863)	$(41,313)	$(1,357,176)

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

3.	Variable Interest Entity, Continued

Statement of Members’ deficit:

	Member		Accumulated
	Units	Capital	Deficit	Total

Balance, June 24, 2002	-	-	-	-
Contributed capital	100,000	$547,718	-	$547,718
Net loss of ForgeHouse	-	-	$(792,829)	(792,829)

Balance, December 31, 2004	100,000	$547,718	(792,829)	(245,111)
Value of the net asset of the VIE as of January 1, 2005	-	-	39,673	39,673
Contributed capital	42,857	454,926	-	454,926
Member distribution		(200,000)	-	(200,000)
Net loss of ForgeHouse	-	-	(926,511)	(926,511)
Net loss of VIE	-	-	(7,517)	(7,517)

Balance December 31, 2005	142,857	802,644	(1,687,184)	(884,540)
Contributed capital	-	199,028	-	199,028
Net loss of ForgeHouse	-	-	(1,315,863)	(1,315,863)
Net loss of VIE	-	-	(41,313)	(41,313)

Balance, December 31, 2006	142,857	$1,001,672	$(3,044,360)	$(2,042,688)

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

4.	Accounts Receivable - Trade

Accounts receivable - trade is comprised of the following at December 31, 2006:
Accounts receivable - trade	$21,760
Allowance for doubtful accounts receivable	-

Accounts receivable - trade, net	$21,760

The Company did not provide for an allowance for doubtful accounts as of December 31, 2006. All of the accounts receivable - trade as of December 31, 2006 (and also those that arise from future operations) were pledged as security as part of the Company’s loans with the private lender (Note 6).

5.	Equipment

Equipment, net is comprised of the following at December 31, 2006:

Computer equipment	$26,896
Office equipment	1,337
Total equipment	28,233
Less: accumulated depreciation	(25,558)
Equipment, net	$2,675

Depreciation expense amounted to $1,989, $5,844, and $25,558 for the years ended December 31, 2006 and 2005 and for the period from June 24, 2002 (inception) to December 31, 2006, respectively. All of the equipment was pledged as security in conjunction with either of the Company’s loans with the bank or the private lender (Note 6).

6.	Debt

Notes Payable in Default - Secured

North Atlanta National Bank - Small Business Administration Guaranteed Loan

On August 19, 2002 the Company’s VIE entered into a loan agreement with North Atlanta National Bank (the “Lender”) which was guaranteed by the Small Business Administration (the “SBA Loan”). The SBA loan at December 31, 2006 had a face value of $456,000 with a variable interest rate based on the Wall Street Journal prime rate plus 2.75% per annum. The SBA Loan requires monthly payments of $6,331 and originated in August 2002 with all unpaid principal and interest due at maturity in August 2010. The amount of the monthly SBA Loan payment is subject to annual adjustment each August so that the principal balance

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

6.	Debt, Continued

Notes Payable in Default - Secured, Continued

is amortized ratably over the remaining term of the loan. The interest rates at December 31, 2006 and December 12, 2007 were 10.00% and 10.50%, respectively. The SBA loan’s variable interest rate is subject to adjustment on a calendar quarter basis. The weighted-average interest rate for the years ended December 31, 2006, 2005, and for the period from June 24, 2002 (inception) to December 31, 2006 are 9.25%, 7.25% and 8.41%, respectively. The SBA loan is secured by substantially all of the assets (both tangible and intangible) of the Company and GS Security (Note 3, Variable Interest Entity). The unpaid balance of the SBA loan is $256,806 at December 31, 2006. The loan is in default due to violations of multiple loan agreement covenants, and as such, has been classified as a current liability and “in default” on the balance sheet. The Company has not been notified by the Lender that the SBA Loan’s promissory note is all due and payable.

Specific costs related to the SBA Loan were capitalized upon issuance of the debt and were being amortized to interest expense using the effective interest rate method over the five-year term of the debt. During the year ended December 31, 2006, the remaining unamortized balance was expensed to amortization expense as the loan is in default.

Arngrove Group Holdings Ltd.

In May 2005, the Company entered into a combination debt, sale of Members’ equity and services agreement transaction (the “Agreement”) with Arngrove Group Holdings Ltd (“Arngrove”) (a United Kingdom entity). The Agreement provided the Company with a line-of-credit facility (the “Loan Agreement”) that called for Arngrove to advance the Company as requested up to $100,000 per month, with a maximum aggregate principal amount not to exceed $1,200,000 over the twelve month period ending May 2006. The Loan Agreement was evidenced by a note payable with a not-to-exceed face amount of $1,200,000 entered into in May 2005. The note payable at December 31, 2006 has a face and fair value of $1,200,000 with a fixed interest rate of 10.0% per annum. The amount of stated interest related to this Loan Agreement was included in accrued interest on note in default and was $267,676 at December 31, 2006. The Loan Agreement for financial reporting purposes was discounted at inception to reflect an effective interest rate yield of 29.7% (as of the date the Loan Agreement promissory note was created); its initial discount recognized was $114,622. The discount was being accreted ratably over the initial life of the Loan Agreement promissory note. In 2006, the Loan Agreement’s restrictive covenants went into default and all of the unaccreted discount was expensed. The accretion of the loan agreement discount

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

6.	Debt, Continued

Notes Payable in Default - Secured, Continued

Arngrove Group Holdings Ltd., Continued

is reported in the statement of operations under other expense and amounted to $103,719, $10,903 and $114,622 for the years ended December 31, 2006 and 2005 and for the period from June 24, 2002 (inception) to December 31, 2006, respectively. The required annual interest only payments were to commence as of June 1, 2006. Neither the June 2006 nor June 2007 interest only payments have been made by the Company. In addition, the line of credit requires semi-annual principal payments of $240,000. The first principal payment is due in June 2008 and then each December and June thereafter through and including June 2010 when all unpaid principal and interest is due. The line of credit is secured by substantially all of the assets of the Company and holds a secondary position to the SBA loan.

The Agreement also included a services contract that provided for Arngrove to provide certain consulting services and to receive a fee (the “Fee”) of approximately $120,000 each year, payable monthly within 7 days of each month-end. The Fee was a required portion of the Agreement. It is being treated by the Company as additional interest. The Company determined that the nature of the consultancy services called for in the Agreement were investor’s due diligence procedures or were not provided to the Company at all. The Fee is charged as interest expense as of operations. The Company has not made any Fee payments to Arngrove as provided for in the service contract, and the unpaid amount related to the consultancy fee of $176,139 is included in the accrued interest of note in default balance at December 31, 2006.

The Agreement included the sale of Member equity to four individuals related to Arngrove for $300,000 and a 30% interest in the Company (Note 9). This was a necessary provision to obtain the loan, which was why the Company accepted the invested at a discounted price. The Company, based on prior equity investments, estimated the fair value of the 30% equity interest at $600,000. The Company trifurcated the values of the loan, equity interest, and service contract based on the net cash received from the agreement, resulting in the recording of the equity investment at a value of $414,622 and a discount on the underlying loan of $114,622, to be amortized over the life of the loan.

As the Company has not made the necessary payments to stay current as required by the provisions of the loan and also violated other negative and affirmative loan covenants, the loan is classified as a Note in Default on the face of the balance sheet.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

6.	Debt, Continued

Unsecured Debt

In August 2006, the Company borrowed $200,000 from a group (“After All”) that consisted of some of the same Members of Arngrove Group Holdings, Ltd. The loan was unsecured and interest accrues at a rate of 20% per annum, which is calculated monthly and rolled into the principal balance of the loan. The loan term was six months from the issuance date and has been extended on a month-to-month basis at the discretion of After All. The principal balance, including accrued interest, at December 31, 2006 is $217,753.

The Company incurred interest cost in the years ended December 31, 2006 and 2005 and for the period from June 24, 2002 (inception) through December 31, 2006 of $286,961, $77,836, and $364,912, respectively, all of which was charged to operations.

Notes Payable in Default

As a result of non-financial debt restrictions, the Company was unable to remain in compliance with covenants arising under its two long-term note agreements. The covenants that were in default as of December 31, 2006 and are still in default as of December 12, 2007 include the sale of certain assets restricted as to disposition by covenants, use of loan proceeds for other than identified purposes and the failure to make agreed upon debt service payments in accordance with the loan document terms. A total of $1,456,342 of long-term debt is subject to accelerated maturity and, as such, the creditors may, at their option, give notice to the Company that amounts owed are immediately due and payable. As a result, the full amount of the related long-term debt has been classified as a current liability in the accompanying Balance Sheet at December 31, 2006.

7.	Commitments and Contingencies

Legal Actions

Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

7.	Commitments and Contingencies, Continued

Legal Actions

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s consolidated financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

Operating Leases

The Company recognized rental expense of $41,828, $65,799, and $223,441 for the years ended December 31, 2006 and 2005, and for the period from June 24, 2002 (inception) to December 31, 2006, respectively. The Company occupied its Norcross, Georgia facility under a rental agreement that had a lease term that expired in March 2007. The Company is currently subleasing space from a third party on a month-to-month basis.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of the accounts receivable - trade. The Company operates in a market segment that is highly competitive and rapidly changing. Significant technological changes, shifting customer requirements, the emergence of competitive products with new capabilities and other factors could negatively impact the Company’s operating results.

The Company had three customers that individually comprised more than 10% of the accounts receivable - trade balance, for a total of 96% of the accounts receivable - trade balance at December 31, 2006.

Three customers were individually responsible for more than 10% of the revenue for the year ended December 31, 2006, totaling 91% of the Company’s sales during 2006. Two of these customers individually made up more than 10% of the Company’s sales during 2005, totaling 100% of total sales during the year ended December 31, 2005. Two customers individually also made up more than 10% of the Company’s sales since inception, totaling 82% of sales from June 24, 2002 (inception) to December 31, 2006. Note that the concentration since inception discussed above excludes the sales and customers of the variable interest entity. The contracts of the variable interest entity were sold in August 2004, and the entity has been inactive since then with no sales.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

7.	Commitments and Contingencies, Continued

Concentration of Credit Risk, Continued

If the Company were to lose any of these customers, the impact on its consolidated financial statements would be unknown, but could be significant. The Company has not experienced any such loss of customers as of September 30, 2007.

8.	Related Party Transactions

Member Loans

Two individuals, who are the only Members of the Company’s managing Member, TWE, LLC (a Georgia Limited Liability Company) (“TWE”) have from time to time and as required since the Company’s inception in 2002, advanced funds to the Company to meet ongoing operational cash flow needs. All amounts advanced and unpaid through December 31, 2006 have been recorded as Member capital contributions (Note 9, Members’ Equity Transactions). As of September 30, 2007, there is an amount due to one of the individuals for funds he advanced to the Company during 2007.

Personal Guarantees for the Benefit of GS Security

The two individuals who are TWE’s Members have provided ongoing personal guarantees for the VIE’s SBA loan (Note 6, Debt). The personal guarantees are for an amount not to exceed the SBA Loan principal balance plus costs and unpaid accrued interest. The inability of the Company to meet the ongoing debt service requirements of the SBA loan could require the two individuals to make the debt service payments. The impact of such an event on the Company is unknown at this time.

Contributed Services

An individual, who is a Member of the Company, provided software development services during the year ended December 31, 2006. The contributed services provided to the Company were recorded at a fair value of $54,836 and the Member did not receive additional Member units or capital participation (Note 9, Members’ Equity Transactions).

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

9.	Members’ Equity Transactions

Members’ Equity Issued for Cash

In June 2002, the Company’s managing Member, TWE, LLC (a Georgia Limited Liability Company) (“TWE”) contributed Members’ capital of $52,936 for 84,000 Member units with a Members’ capital and income and loss participation of 84%.

In June 2005, Arngrove related individuals contributed Members’ capital of $300,000 in cash as part of a unit transaction with an allocated fair value of $414,622 for 42,857 Members’ units with a Members’ equity only participation of 30% (Note 6, Debt). This transaction resulted in the dilution of all but one of the other Members’ equity participation percentages as of that date.

Additional Members’ Capital Contributions

In the year ended December 31, 2005, TWE contributed additional Members’ capital in cash of $40,304 and did not receive additional Member units, Members’ capital or income or loss participation.

In the year ended December 31, 2006, TWE contributed additional Members’ capital of $134,192 and did not receive additional member units, members’ capital or income and loss participation.

Members’ Equity Issued for Services

In June 2002, two individuals contributed a portion of future software programming services they were to provide under a services agreement related to the development of the OneVision® software product to the Company. The individuals contributed portions of their services with a fair value based on the initial hours and current market rate for their services that was determined in the initial software development planning. This contributed members’ equity had a fair value of $272,283 for which they received 15,000 Member units (the Members’ equity participation equated to a 15% ownership position at the time of the agreement). Of this services agreement amount, $173,333 was eventually capitalized as software development cost and the remaining $98,950 was charged to operations as software development costs.

In the year ended December 31, 2006, a Company Member contributed to the Company as a capital contribution the amount due him by the Company for past software programming services related to the ongoing software system development of OneVision®. The fair value of the contributed services was $54,836 and was based on the fair value of the services

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

9.	Members’ Equity Transactions, Continued

Members’ Equity Issued for Services, Continued

based on the time spent and the hourly rate charged. The Member did not receive additional Member units or capital participation. The total amount was charged to operations as software development costs.

Member Distribution

In the year ended December 31, 2005, an individual who is a Member of TWE and a related party (Note 8, Related Party Transactions) received a $200,000 Member capital distribution. The capital distribution did not affect his Member units or Members’ income and loss participation.

10.	Subsequent Events

Start of Ongoing Operations

In April 2007, the Company entered into a licensing agreement with a national security industry provider (the “Licensee”) by which the Company granted an exclusive license to the Licensee to use, market and distribute the Company’s OneVision® software through its internal security system and its customers throughout United States. The execution of this agreement marks the Company’s transition from development stage to ongoing operations.

Accordingly, the Company’s operations in 2007 and beyond will not reflect inception to date information nor will it be considered an entity in the development stage.

The agreement provides for the Licensee to pay the Company a base service fee of $10,000 per month along with an annual service fee payable at the beginning each service year that the Licensee utilizes the OneVision® service. The annual user service fees are a minimum of $1,140 per year, with additional optional services and hardware available. The Company’s per user service fee rates are subject to an upward rate adjustment if the licensee does not meet certain agreed-upon user participation levels. In order for the licensee to maintain the exclusivity rights in the United States, the Licensee must meet minimum user participation levels and have paid all fees due under the agreement.

ForgeHouse, LLC
(A Georgia Limited Liability Company)
(An Entity in the Development Stage)

Notes to the Consolidated Financial Statements
As of December 31, 2006,
For Each of the Two Years in the Period Ended December 31, 2006, and
For the Period from June 24, 2002 (Inception) to December 31, 2006

10.	Subsequent Events, Continued

Reverse Acquisition

On July 31, 2007, the Company entered into a Nonbinding Letter of Intent with Milk Bottle Cards, Inc. (“Milk Bottle”). The Company’s Members will exchange their Membership interests for 10,000,000 shares of Milk Bottle common stock. Milk Bottle is a non-operating public shell corporation. For accounting purposes, the acquisition will be treated as a recapitalization of the Company with the Company being treated as the acquirer (a reverse acquisition). The historical financial statements prior to the planned transaction are those of Milk Bottle’s historical stockholders, but they will be retroactively restated (a recapitalization) for the equivalent number of shares received by the Company in the exchange transaction. Earnings per share for the periods prior to the exchange transaction will be restated to reflect the number of equivalent shares received by the Company. The current Company equity holders will own 35% of the combined entity and will have the right to appoint two Members to the Board at the close of the planned transaction. Following the anticipated completion of the transaction, the holders of the newly issued Series A Preferred Stock who simultaneously with the planned reverse merger transaction will have paid $2,000,000 for the Series A units comprised of one share of Series A preferred stock with a stated value of $1.00 per share and a warrant to purchase one share of common stock at an exercise price of $1.00. The Series A convertible preferred stockholders will have the right to appoint two additional board members. A fifth and final Member of the Board will be agreed upon by the majority of the four original directors; therefore no block of stockholders has the ability to appoint a voting majority of the Board Members. The planned recognition of the Company as the accounting acquirer in this anticipated transaction, therefore, is based upon a determination that the ForgeHouse interest holders in Milk Bottle (1) will be the largest minority stockholder group, (2) will represent all Members of senior management, and (3) will have paid a premium for their equity interests over Milk Bottle’s fair market value.

Principal Accountant and Services

For the years ended December 31, 2005, and December 31, 2006, Kelly & Co. (“Kelly”) audited ForgeHouse’s consolidated financial statements and provided tax return and tax related services. Kelly will also audit our consolidated financial statements and provide the requisite tax returns and tax related services for the current fiscal year.

The aggregate fees billed for professional services by Kelly in relation to ForgeHouse’s 2005 and 2006 fiscal years were as follows:

	2005	2006

Audit Fees	$22,500	$22,500

Audit Related Fees	$0	$0

Tax Fees	$3,750	$5,250

All Other Fees	$0	$0

Total	$26,250	$27,750
________________

It is our board’s and ForgeHouse’s manager’s policy and procedure to approve in advance all audit engagement fees and terms and all permitted non-audit services provided by independent auditors. ForgeHouse believes that all audit engagement fees and terms and permitted non-audit services provided by its independent auditors as described in the above table were approved in advance by the managers of ForgeHouse.

Cost of Information Statement

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

EXHIBIT A

Amended and Restated Articles of Incorporation

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF MILK BOTTLE CARDS INC.

The undersigned certifies that:

1. I, Alexander Man-Kit Ngan, am the sole Director of Milk Bottle Cards Inc. (the “Company”).

2. Article Three of the Articles of Incorporation of the Company (the “Articles of Incorporation”) is amended and restated in its entirety as follows:

“This corporation is authorized to issue only one class of shares of stock, par value $.001; and the total number of shares which this corporation is authorized to issue is 100,000,000, par value $.001 per share. Upon amendment of this article to read as herein set forth, each outstanding share is split and converted into seventeen and one-half (17.5) shares.”

3. The foregoing amendment to Articles of Incorporation has been duly approved and authorized by the sole member of the Board of Directors of the Company.

I further declare under penalty of perjury under the laws of the State of Nevada that the matters set forth in this certificate are true and correct of my own knowledge.

Dated: December __, 2007
Alexander Man-Kit Ngan

EXHIBIT B

2007 Incentive Plan

2007 Incentive Plan

MILK BOTTLE CARDS INC.

Adopted by the Board of Directors as of
December __, 2007

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MILK BOTTLE CARDS INC.
2007 Incentive Plan

Article 1. Establishment, Purpose, and Duration

1.1 Establishment. Milk Bottle Cards Inc., a Nevada corporation (the “Company”), establishes an incentive compensation plan to be known as the 2007 Incentive Plan (the “Plan”), as set forth in this document.

The Plan permits the grant of Cash-Based Awards, Nonqualified Options, Incentive Options, Share Appreciation Rights (SARs), Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, and Other Share-Based Awards.

The Plan shall become effective upon approval of the Board of Directors (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2 Purpose of the Plan. The purpose of the Plan is to provide a means whereby Employees, Directors, and Third-Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors, or Third-Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Options may be granted more than ten years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1	“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2	“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3 hereof.

2.3
“Award” means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Options, Incentive Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares, Performance Units, or Other Share-Based Awards, in each case subject to the terms of this Plan.

2.4
“Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.7	“Cash-Based Award” means an Award granted to a Participant as described in Article 10.

2.8	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.9
“Committee” means the full Board of Directors or a committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

2.10	“Company” has the meaning set forth in Section 1.1 hereof, and any successor thereto as provided in Article 20 herein.

2.11	“Covered Employee” means a Participant who is a “covered employee,” as defined in Code Section 162(m) and the Treasury Regulations promulgated under Code Section 162(m), or any successor statute.

2.12	“Director” means any individual who is a member of the Board of Directors of the Company.

2.13	“Effective Date” has the meaning set forth in Section 1.1 hereof.

2.14	“Employee” means any employee of the Company, its Affiliates, and/or its Subsidiaries.

2.15	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.16
“Fair Market Value” or “FMV” means, if Shares are traded “over the counter” at the time a determination of its Fair Market Value is required to be made hereunder, the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded, an average of such trading dates (whether or not volume weighted), or such other measure as the Committee deems appropriate. If the Shares are traded on an established stock exchange (such as the American Stock Exchange or the NASDAQ Stock Market), then FMV means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on such established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days (whether or not volume weighted), as determined by the Committee in its discretion. In the event Shares are not publicly traded at the time a determination of their Fair Market Value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

2.17	“Full Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

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2.18	“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.19	“Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.20
“Incentive Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.21
“Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.22	“Nonemployee Director” means a Director who is not an Employee.

2.23
“Nonemployee Director Award” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant, who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.24	“Nonqualified Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.25	“Option” means an Incentive Option or a Nonqualified Option, as described in Article 6.

2.26	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27	“Other Share-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.28	“Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.29
“Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the applicable Treasury Regulations thereunder for certain performance-based compensation paid to Covered Employees.

2.30
“Performance Measures” means (i) those measures described in Section 11.3 hereof on which the performance goals are based, or (ii) such other measures that have been approved by the Company’s stockholders as contemplated by Article 11 in order to qualify Awards as Performance-Based Compensation.

2.31	“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

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2.32
“Performance Share” means an Award granted under Article 9 and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33
“Performance Unit” means an Award granted under Article 9 and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34
“Period of Restriction” means the period when Restricted Shares or Restricted Share Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36	“Plan” means this 2007 Incentive Plan, as it may hereinafter be amended or restated.

2.37	“Plan Year” means the Company’s fiscal year as may be in effect from time to time. The Company’s current fiscal year end is September 30.

2.38	“Restricted Shares” means an Award granted to a Participant pursuant to Article 8.

2.39	“Restricted Share Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.40	“Share” or “Shares” means the Company’s shares of common stock, par value $.001 per share.

2.41	“Share Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7.

2.42
“Subsidiary” means any Corporation, partnership, limited liability company or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest.

2.43
“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.44
“Third-Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.45	“Treasury Regulations” means the regulations promulgated under the Code.

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2.46	“Withholding Taxes” means any federal, state, local or foreign income taxes, withholding taxes, or employment taxes required to be withheld by law or regulations.

Article 3. Administration

3.1 General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 17, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individual to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individual may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or more of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; (b) designate Third-Party Service Providers to be recipients of Awards; and (c) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. Notwithstanding the foregoing, the Committee may not delegate to any officer the ability to take any action or make any determination regarding issues arising out of Code Section 162(m).

Article 4. Shares Subject to the Plan and Maximum Awards

4.1 Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) shall be _____________ Shares.

4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

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4.3 Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(a)	Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be __________ Shares.

(b)	SARs: The maximum number of Shares subject to Share Appreciation Rights granted in any one Plan Year to any one Participant shall be __________ Shares.

(c)
Restricted Shares or Restricted Share Units: The maximum aggregate grant with respect to Awards of Restricted Shares or Restricted Share Units in any one Plan Year to any one Participant shall be __________ Shares.

(d)
Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that any one Participant may receive in any one Plan Year shall be __________ Shares (if such Award is payable in Shares), or equal to the value of __________ Shares. For this purpose, to the extent an Award is payable in cash or property other than Shares, then such Award shall be treated as payable in such number of Shares having a value equal to the value of the cash or property (other than Shares) payable under such Award, determined as of the earlier of the date of vesting or payout.

(e)	Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed $__________.

(f)	Other Share-Based Awards. The maximum aggregate grant with respect to Other Share-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be __________ Shares.

The above Annual Award Limits are intended to comply with Code Section 162(m) and the Treasury Regulations thereunder, and shall be applied and/or construed in such a way to ensure compliance with Code Section 162(m) and the Treasury Regulations thereunder.

4.4 Adjustments in Authorized Shares. In the event of any Corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split-up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend-in-kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar Corporate event or transaction, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

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The Committee shall also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. Any actions of the Committee with respect to any or all of the foregoing adjustments shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 17, without affecting the number of Shares reserved or available hereunder, the Committee shall authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, spin-off, split-off, split-up, acquisition of property or stock, or reorganization (collectively, a “Reorganization”) upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code and the provisions of Section 409A of the Code, where applicable. Without limiting the foregoing, in the event of any Reorganization, the Committee or the Board may cause any Award outstanding as of the effective date of the Reorganization to be cancelled in consideration of a cash payment or alternate Award made to the holder of such cancelled Award equal in value to the fair market value of such cancelled Award; provided, however, that nothing in this Section 4.4 shall permit the repricing, replacing or regranting of Options or SARs in violation of Section 17.1 or the provisions of Section 409A of the Code.

Article 5. Eligibility and Participation

5.1 Eligibility. Individuals eligible to participate in this Plan include all key Employees, Directors, and Third-Party Service Providers.

5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Options

6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary Corporation (as permitted by Section 422 of the Code and the Treasury Regulations thereunder).

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) based on 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant.

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6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth anniversary date of its grant.

6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8 Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9 Transferability of Options.

(a)
Incentive Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent, intestate succession and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

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(b)
Nonqualified Options. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent, intestate succession and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

6.10 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

6.11 Special ISO Rules for 10% Stockholders. If any Participant to whom an ISO is to be granted is, on the date of grant, the owner of Shares (determined using applicable attribution rules) possessing more than 10% of the total combined voting power of all classes of equity securities of the Company (or of its parent or subsidiary), then the following special provisions will apply to the ISO granted to that Participant:

(a)	The Option Price per Share of the ISO will not be less than 110% of the Fair Market Value of the Shares underlying such ISO on the date of grant; and

(b)	The ISO will not have a term in excess of five years from the date of grant.

6.12 Buyout Provisions. The Committee may at any time offer to purchase or redeem, for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participants at the time that such offer is made.

Article 7. Share Appreciation Rights

7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be: (i) based on 100% of the FMV of the Shares on the date of grant or (ii) set at a premium to the FMV of the Shares on the date of grant.

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7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3 Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth anniversary date of its grant.

7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the exercise of the Tandem SAR may not have economic and tax consequences more favorable than the exercise of the ISO followed by an immediate sale of the underlying Shares, and the value of the payout with respect to the Tandem SAR may be for no more than  100% of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO; (d) the Tandem SAR may be exercised only when the underlying ISO is eligible to be exercised; and (e) the Tandem SAR is transferable only when the underlying ISO is transferable, and under the same conditions.

7.6 Payment of SAR Amount. SARs granted under this Plan shall be payable only in Shares. Upon the exercise of an SAR, a Participant shall be entitled to receive from the Company such number of Shares determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

Such product shall then be divided by the Fair Market Value of a Share on the date of exercise. The resulting number (rounded down to the next whole number) is the number of Shares to be issued to the Participant upon exercise of an SAR.

7.7 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

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7.8 Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent, intestate succession and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.9 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8. Restricted Shares and Restricted Share Units

8.1 Grant of Restricted Shares or Restricted Share Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares and/or Restricted Share Units to Participants in such amounts as the Committee shall determine. Restricted Share Units shall be similar to Restricted Shares except that no Shares are actually awarded to the Participant on the date of grant.

8.2 Restricted Shares or Restricted Share Unit Agreement. Each Restricted Share and/or Restricted Share Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares or the number of Restricted Share Units granted, and such other provisions as the Committee shall determine. Notwithstanding anything in this Article 8 to the contrary, delivery of Shares pursuant to an Award of Restricted Share Units (or an Award of Restricted Shares) shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which such Shares are no longer subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code).

8.3 Transferability. Except as provided in this Plan or an Award Agreement, the Restricted Shares and/or Restricted Share Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Share Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Shares and/or Restricted Share Units granted to a Participant under the Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Restricted Shares or Restricted Share Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Share or each Restricted Share Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Share or Restricted Share Units.

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To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Restricted Shares in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Restricted Shares covered by each Restricted Share Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Share Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Restricted Shares granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Milk Bottle Cards Inc. 2007 Incentive Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Milk Bottle Cards Inc.”

8.6 Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Restricted Shares granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Share Units granted hereunder.

8.7 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Shares and/or Restricted Share Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Restricted Shares or Restricted Share Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Shares is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Share Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Units/Performance Shares

9.1 Grant of Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2 Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

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9.3 Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout of the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4 Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. Notwithstanding anything in this Article 9 to the contrary, delivery of Shares, cash or other property pursuant to an Award of Performance Units/Performance Shares shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which delivery of such Shares, cash or other property is no longer subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code).

9.5 Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6 Nontransferability. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent, intestate succession and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his lifetime only by such Participant.

Article 10. Cash-Based Awards and Other Share-Based Awards

10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

10.2 Other Share-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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10.3 Value of Cash-Based and Other Share-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Share-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Share-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4 Payment of Cash-Based Awards and Other Share-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Share-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. Notwithstanding anything in this Article 10 to the contrary, delivery of Shares, cash or other property pursuant to a Cash-Based Award or Other Share-Based Award shall be made no later than 2-1/2 months after the close of the Company’s first taxable year in which delivery of such Shares, cash or other property is no longer subject to a substantial risk of forfeiture (within the meaning of Section 409A of the Code).

10.5 Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Share-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Share-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6 Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Share-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent, intestate succession and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Cash-Based Awards or Other Share-Based Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

Article 11. Performance Measures

11.1. General. (a) Certain Awards granted under the Plan may be granted in a manner such that the Awards qualify as Performance-Based Compensation and thus are exempt from the deduction limitation imposed by Section 162(m) of the Code. Awards shall only qualify as Performance-Based Compensation if, among other things, at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the Treasury Regulations thereunder).

(b) Awards intended to qualify as Performance-Based Compensation may be granted to Participants who are or may be Covered Employees at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Covered Employee.

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(c) The Committee shall set performance goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Awards intended to qualify as Performance-Based Compensation that will be paid out to the Covered Employees, and may attach to such Performance-Based Compensation one or more restrictions.

11.2. Other Awards. Either the granting or vesting of Awards intended to qualify as Performance-Based Compensation (other than Options and SARs) granted under the Plan shall be subject to the achievement of a performance target or targets, as determined by the Committee in its sole discretion, based on one or more of the performance measures specified in Section 11.3 below. With respect to such Performance-Based Compensation:

(a) the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual Covered Employees or class of Covered Employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(b) no Performance-Based Compensation shall be payable to or vest with respect to, as the case may be, any Covered Employee for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(c) after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

11.3 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

11.4 Adjustment of Performance-Based Compensation. Awards intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.5 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

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Article 12. Nonemployee Director Awards

All Awards to Nonemployee Directors shall be determined by the Board. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.

Article 13. Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee (but subject to the provisions of Section 409A of the Code, if applicable).

Article 14. Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 15. Rights of Participants

15.1 Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third-Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

15.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

15.3 Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 16. Change of Control

In addition to the terms and conditions of this Plan, one or more Awards may be subject to the terms and conditions set forth in a written agreement between the Company and a Participant providing for different terms or provisions with respect to such Awards upon a “Change of Control” of the Company (as that term may be defined in such written agreement), including but not limited to acceleration of benefits, lapsing of restrictions, vesting of benefits and such other terms, conditions or provisions as may be contained in such written agreement; provided, however, that such written agreement may not increase the maximum amount of such Awards.

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Article 17. Amendment, Modification, Suspension, and Termination

17.1 Amendment, Modification, Suspension, and Termination. Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.4, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR. Further, no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

17.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any actions of the Committee with respect to the foregoing adjustments shall be conclusive and binding on Participants under the Plan.

17.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, and except to the extent necessary to avoid the imposition of additional tax and/or interest under Section 409A of the Code with respect to Awards that are treated as nonqualified deferred compensation, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 18. Withholding

The Company shall have the right to withhold from a Participant (or a permitted assignee thereof), or otherwise require such Participant or assignee to pay, any Withholding Taxes arising as a result of the grant of any Award, exercise of an Option or SAR, lapse of restrictions with respect to Restricted Shares or Restricted Share Units, or any other taxable event occurring pursuant to this Plan or any Award Agreement. If the Participant (or a permitted assignee thereof) shall fail to make such tax payments as are required, the Company (or its Affiliates or Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such Withholding Taxes. In satisfaction of the requirement to pay Withholding Taxes, the Participant (or permitted assignee) may make a written election, which may be accepted or rejected in the discretion of the Committee, (i) to have withheld a portion of any Shares or other payments then issuable to the Participant (or permitted assignee) pursuant to any Award, or (ii) to tender other Shares to the Company (either by actual delivery or attestation, in the sole discretion of the Committee, provided that, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six months prior to their tender or have been purchased on the open market), in either case having an aggregate Fair Market Value equal to the Withholding Taxes.

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Article 19. Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20. General Provisions

20.1 Forfeiture Events.

(a)
The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)
If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

20.2 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

20.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.4 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.5 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

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20.6 Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)
Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.7 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.8 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.9 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by the Plan;

(b)	Determine which Employees, Directors, or Third-Party Service Providers outside the United States are eligible to participate in the Plan;

(c)	Modify the terms and conditions of any Award granted to Employees, Directors, or Third-Party Service Providers outside the United States to comply with applicable foreign laws;

(d)
Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

20.10 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on an uncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

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20.11 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

20.12 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

20.13 Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.14 Nonexclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.15 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

20.16 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Nevada, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Nevada, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

20.17 Indemnification. Each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by statute.

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The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

20.18 Amendment to Comply with Applicable Law. It is intended that no Award granted under this Plan shall be subject to any interest or additional tax under Section 409A of the Code. In the event Code Section 409A is amended after the date hereof, or regulations or other guidance is promulgated after the date hereof that would make an Award under the Plan subject to the provisions of Code Section 409A, then the terms and conditions of this Plan shall be interpreted and applied, to the extent possible, in a manner to avoid the imposition of the provisions of Code Section 409A.

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EXHIBIT C

Series A Preferred Stock

The Company’s Series A Preferred Stock (the “Series A Preferred”) contains a dividend preference in priority to all other series of preferred stock and to common stock. The dividend preference is $.04 per share per year, on a cumulative basis. The Series A Preferred contains a liquidation preference in priority to all other series of preferred stock and to common stock and to our promissory obligations to Arngrove and to After All. The liquidation preference is $1.00 per share. The Series A Preferred contains voting rights as follows: (i) as a separate class and series, solely where required by the Nevada General Corporation Law, with one vote per share; and (ii) in all other circumstances, with all other voting classes and series of our equity securities, on an as-converted-into-common-stock basis. The Series A Preferred is not redeemable. The Series A Preferred is not convertible into our common stock during the first six months following its issuance, is permissibly convertible into our common stock during the subsequent 30 months, and is mandatorily convertible into our common stock at the end of such 36-month period. The initial conversion ratio of our Series A Preferred into our common stock is one-for-one, subject to splits, recapitalizations, and the like.